1933 Act File No. 033-20309

1940 Act File No. 811-05476

UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 31	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Post-Effective Amendment No. 31	☒

LORD ABBETT GLOBAL FUND, INC.

Exact Name of Registrant as Specified in Charter

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number:  (800) 201-6984

Thomas R. Phillips, Vice President and Assistant Secretary

90 Hudson Street, Jersey City, New Jersey  07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately on filing pursuant to paragraph (b)

☒	on July 1, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post effective amendment

Title of Securities Being Registered: Common Stock, par value $.001 per share.

Lord Abbett

Developing Local Markets Fund
Global Allocation Fund

PROSPECTUS

July 1, 2008

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Class P shares of Global Allocation Fund are not offered to the general public and are not available in all states. Please call 888-522-2388 for further information.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

TABLE OF CONTENTS

THE FUNDS

WHAT YOU SHOULD KNOW ABOUT THE FUNDS	Developing Local Markets Fund	2

	Global Allocation Fund	14

	Additional Investment Information	22

	Management	29

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Choosing a Share Class	31

	Sales Charges	36

	Retirement and Benefit Plan Investors	43

	Fee-Based Program Investors	45

	Other Information About Retirement and Benefit Plans and Fee-Based Programs	46

	Financial Intermediary Compensation	48

	Purchases	55

	Exchanges	56

	Redemptions	57

	Distributions and Taxes	59

	Automatic Services for Fund Investors	60

	Other Services for Fund Investors	61

	Other Information for Fund Investors	63

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS	Developing Local Markets Fund	70

	Global Allocation Fund	77

APPENDIX

Appendix A: Underlying Funds	A-1

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUNDS AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

GOAL

The Fund's investment objective is to seek high total return.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest substantially in forward foreign currency contracts (a type of forward contract) or other derivatives, such as options, futures contracts, and swap agreements. To the extent U.S. fixed income instruments are used to "cover" the Fund's net exposure under forward contracts and other instruments that provide investment exposure to the currencies of developing markets, the value of such instruments will be counted for purposes of the Fund's 80% policy, as discussed more fully below. Lord Abbett will determine the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors.

The Fund may:

•  invest directly in foreign currencies or in securities denominated in, or that provide investment exposure to, foreign currencies;

•  engage in foreign currency transactions on a spot (cash) basis;

•  invest in foreign currency futures contracts;

We, the Fund, or Developing Local Markets Fund refers to the Lord Abbett Developing Local Markets Fund (formerly known as the Global Income Fund or Income Series), a portfolio or series of the Lord Abbett Global Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
A developing market is any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development ("OECD") for the past five consecutive years. Developing markets include countries in Asia, Africa, the Middle East, Latin America and Europe.
A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a security, currency or other financial instrument at a future date, at a price established in the contract. Forward contracts also may be structured for cash settlement, rather than physical delivery.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

•  invest in options on foreign currencies and futures;

•  invest in high-yield debt securities, subject to a maximum of 15% of its total assets in such securities, or in unrated securities that Lord Abbett determines to be of comparable quality as such securities;

•  obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using investment techniques, such as buy backs or dollar rolls;

•  hedge its exposure to developing country currencies (but is not required to do so); and

•  invest in other types of fixed income instruments that may not be denominated in the currencies of developing markets and may not provide investment exposure to the currencies of developing markets.

When the Fund is invested substantially in forward foreign currency contracts or other derivative instruments, the Fund will not have a material portion of its assets invested in securities issued by issuers located in developing markets. Because the delivery and settlement of the contract is in the future, the Fund will retain the assets intended to be used to settle the contract until the specified future date. The Fund will invest these assets in various U.S. fixed income instruments that would be expected to generate income for the Fund.

In connection with its currency and other derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund will be obligated to set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.

High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service Inc. (Aaa, Aa, A, Baa), Standard & Poor's Rating Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but are determined by us to be of comparable quality.

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund will be permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. The Fund may also enter into non-deliverable currency forward contracts ("NDFs"), which are a particular type of cash-settled forward contract that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency.

All or a portion of the Fund's investments in U.S. fixed income instruments will be used to "cover" the Fund's obligations relating to its currency and certain other transactions. The value of such investments (to the extent used to cover the Fund's net exposure under the forward foreign currency contracts and similar instruments) and forward contracts and other instruments that provide investment exposure to the currencies of developing markets will be counted for purposes of the Fund's 80% policy.

The Fund's fixed income instruments may include the following, among others:

•  corporate debt securities, including convertible securities and corporate commercial paper;

•  mortgage-backed and other asset-backed securities;

•  inflation-indexed bonds issued both by governments and corporations;

•  structured notes, including hybrid or "indexed" securities and event-linked bonds;

•  loan participations and assignments;

•  delayed funding loans and revolving credit facilities;

•  bank certificates of deposit, fixed time deposits and bankers' acceptances;

•  repurchase agreements and reverse repurchase agreements;

•  debt securities or other obligations issued by states, provinces or local governments and their subdivisions, agencies, authorities and other government-sponsored enterprises;

•  obligations of international agencies or supranational entities; and

•  derivatives based on the return of fixed income instruments.

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

The average portfolio duration of the Fund will vary. Under normal market conditions, the average portfolio duration is not expected to exceed eight years.

MAIN RISKS

The main risks of the Fund include currency risk, the risks of investing in foreign securities in foreign markets, the risks of investing in derivatives, liquidity risk, the risks from leverage, interest rate risk, credit risk, the risk of changes in tax treatment, and the risks related to portfolio turnover. These risks are discussed in more detail below.

Foreign Currencies. The Fund is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Foreign Currency-Related Transactions. The Fund may engage in foreign currency-related transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may be required to segregate or "earmark" assets determined to be liquid by Lord Abbett to cover its obligations under forward foreign currency exchange contracts.

The Fund's use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund's returns could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short

Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point, and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

Foreign Investments. Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. Key information about an issuer, security, or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

Developing or Emerging Market Investments. The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Derivatives. The risks associated with derivatives may be different and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for further information concerning futures contracts and related options, listed options on securities, and swaps and similar transactions.

Liquidity. The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk,

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

since these investments may be difficult to buy or sell. Illiquid securities may lower the Fund's returns since the Fund may be unable to sell these securities at its desired time or price.

Leverage. Certain of the Fund's transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund's holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. There is no assurance that the Fund will be able to employ leverage successfully.

Debt Securities. The Fund is subject to the general risks and considerations associated with investing in debt securities, including interest rate risk. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities and an investment in the Fund are likely to decline.

High-Yield Debt Securities. High-yield debt securities, or junk bonds, may be more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for junk bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater fluctuations.

Potential for Changes in Tax Treatment. The Fund intends to continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under subchapter M, at least 90% of the Fund's gross income for each taxable year must be "qualifying income." The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund's foreign currency gains as nonqualifying income.

Portfolio Turnover Rate. The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and may be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended December 31, 2007, the Fund's portfolio turnover rate was 301.30%. This rate varies from year to year. High turnover increases transaction costs, may increase taxable capital gains, and may adversely affect performance.

General. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name "Lord Abbett Global Income Fund," and followed a global income strategy, primarily investing in high-quality and investment grade debt securities of domestic and foreign companies generally located in developed countries.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q '02 +7.94%  Worst Quarter 1st Q '99 -4.26%

* The Fund implemented its current investment strategy effective June 29, 2007. The performance of the Fund for periods prior to June 29, 2007 is not representative of the Fund's current investment strategy. The change in investment approach may affect the Fund's performance in the future.

The total return of the Fund's Class A shares for the three-month period from January 1, 2008 to March 31, 2008 was 2.77%.

SYMBOLS:
CLASS A	LDMAX
CLASS B	LDMBX
CLASS C	LDMCX
CLASS F	LDMFX
CLASS P	LDMPX
CLASS R2	LDMQX
CLASS R3	LDMRX

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P* shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The Fund believes that the JPMorgan Emerging Local Markets Index Plus (ELMI+) is a more appropriate index than the Lehman Brothers Global Aggregate Bond Index, in light of the composition of the Fund's portfolio under its revised strategy, and therefore will remove the Lehman Brothers Global Aggregate Bond Index from the 2009 Prospectus.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

Average Annual Total Returns*

(for periods ended December 31, 2007)

	1 Year	5 Years	10 Years	Life of Fund(1)
Class
Class A Shares Return Before Taxes	2.87%	4.56%	3.90%	–
Return After Taxes on Distributions†	-0.39%	2.41%	1.56%	–
Return After Taxes on Distributions and Sale of Fund Shares†	1.80%	2.63%	1.85%	–
Class B Shares	3.33%	4.73%	3.74%	–
Class C Shares	7.27%	4.93%	3.77%	–
Class F Shares(2)	–	–	–	–
Class P Shares	7.96%	5.38%	–	4.12%
Class R2 Shares(2)	–	–	–	–
Class R3 Shares(2)	–	–	–	–
Index
Lehman Brothers Global Aggregate Bond Index(3) (reflects no deduction for fees, expenses, or taxes)	9.41%	6.53%	6.32%	6.04%(4)
JPMorgan Emerging Local Markets Index Plus (ELMI+)(3) (reflects no deduction for fees, expenses, or taxes)	16.04%	12.32%	10.81%	10.34%(4)

  *  The Fund implemented its current investment strategy effective June 29, 2007. The performance of the Fund for periods prior to June 29, 2007 is not representative of the Fund's current investment strategy. The change in investment approach may affect the Fund's performance in the future.

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sales of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for Class P shares is 3/4/99.

  (2)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (3)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (4)  Represents total returns for the period 2/28/99 to 12/31/07, to correspond with the Class P share period shown.

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DEVELOPING LOCAL MARKETS FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B(1)	C	F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75%(2)	None	None	None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges") (3)	None(4)	5.00%	1.00%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (6)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.10%	0.45%	0.60%	0.50%
Total Other Expenses(8)	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Interest Expenses(9)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Other Expenses(8)(10)	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Total Operating Expenses(8)	1.49%	2.14%	2.14%	1.24%	1.59%	1.74%	1.64%
Expense Reimbursement(11)	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Net Expenses(11)	1.31%	1.96%	1.96%	1.06%	1.41%	1.56%	1.46%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares purchased or acquired without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

  (9)  For accounting purposes, "Interest Expenses" include interest and related expenses associated with the Fund's investments.

(10)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (11)  For the period May 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) to the extent necessary to maintain Net Expenses (excluding interest expense) at an aggregate annualized rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and C shares, 1.05% of average daily net assets for Class F shares, 1.40% of average daily net assets for Class P shares, 1.55% of average daily net assets for Class R2 shares, and 1.45% of average daily net assets for Class R3 shares.

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DEVELOPING LOCAL MARKETS FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$602	$901	$1,228	$2,150
Class B Shares	$699	$947	$1,327	$2,288
Class C Shares	$299	$647	$1,127	$2,453
Class F Shares	$108	$369	$658	$1,479
Class P Shares	$144	$478	$843	$1,869
Class R2 Shares	$159	$524	$921	$2,032
Class R3 Shares	$149	$494	$869	$1,923

You would have paid the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$602	$901	$1,228	$2,150
Class B Shares	$199	$647	$1,127	$2,288
Class C Shares	$199	$647	$1,127	$2,453
Class F Shares	$108	$369	$658	$1,479
Class P Shares	$144	$478	$843	$1,869
Class R2 Shares	$159	$524	$921	$2,032
Class R3 Shares	$149	$494	$869	$1,923

THE FUNDS

GLOBAL ALLOCATION FUND

(formerly Global Equity Fund)

GOAL

The Fund's investment objective is total return.

PRINCIPAL STRATEGY

The Fund is a "fund of funds" – meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund allocates its assets to domestic and foreign equity securities and fixed income securities by investing in a weighted combination of other funds managed by Lord, Abbett & Co. LLC that hold such instruments. Generally, the Fund will invest principally in underlying funds that primarily invest in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The Fund may emphasize its exposure to foreign securities if Lord Abbett believes that such securities have the potential to outperform domestic securities. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless Lord Abbett deems market conditions to be unfavorable for the Fund, in which case the Fund will invest at least 30%) in underlying funds that invest substantially in equity or fixed income securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund, through its investments in underlying funds, will allocate its assets among various regions and at least three different countries, including the United States.

The underlying funds may invest in a broad range of domestic, foreign and multinational equity securities (including common and preferred stocks, warrants and similar instruments), fixed income securities (which may include investment grade or high-yield debt securities and mortgage-related

We, the Fund, or Global Allocation Fund refers to the Lord Abbett Global Allocation Fund (formerly known as the Global Equity Fund or Equity Series), a portfolio or series of Lord Abbett Global Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a fund of funds primarily holding underlying funds purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Multinational companies are those companies that conduct their business operations and activities in more than one country.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency"), or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.

THE FUNDS

GLOBAL ALLOCATION FUND

securities) and money market instruments. As a result, the Fund's performance and risks proportionately mirror the performance and risks of the securities held by the underlying funds in which it invests. The Fund generally seeks to allocate its assets to domestic and foreign equity securities and fixed income securities in a proportion that the manager believes is best suited to achieving the Fund's investment objective in light of current market conditions. The Fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. For more information about the underlying funds, see "Appendix A: Underlying Funds" below.

MAIN RISKS

The value of the Fund's investments will fluctuate in response to various factors related to domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Fund invests through its underlying funds. Because equity and fixed income investments can move in different directions or to different degrees, fixed income investments may counteract some of the volatility experienced by equity holdings, but the diminished risk that may accompany this investment approach also may result in lower returns.

The Fund is subject to the risks of investing in securities of non-U.S. issuers, including those located in developing or emerging countries. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation, less government regulation, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to foreign currency transactions, there is no guarantee that these transactions will be successful. They may lower the Fund's return or result in significant losses. The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

The value of an equity investment will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. If assessments of a company's value or prospects for market appreciation or market conditions are wrong, the Fund could suffer losses or produce poor

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GLOBAL ALLOCATION FUND

performance relative to other funds, even in a rising market. The Fund is subject to the risks of investing in the securities of large companies, including the risk that such securities may not perform as well as the broader equity markets for periods of time. The Fund also is subject to the risks of investing in the securities of mid- and small-cap companies, which may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in mid- or small-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

The value of a fixed income investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. Longer-term securities usually are more sensitive to interest rate changes than shorter-term securities. Mortgage-related securities, including those of such government-sponsored enterprises as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There also is the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest, a risk that is greater with high yield bonds (sometimes called "junk bonds"). Some issuers, particulary of high yield bonds, may default as to principal and/or interest payments after purchase. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations than investment grade debt securities, as well as additional risks.

The Fund is subject to the risks of investing in derivatives. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund's returns to the extent that an underlying fund is unable to sell these securities at the desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether an underlying fund's use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer.

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GLOBAL ALLOCATION FUND

The Fund is subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's underlying funds – and, thus, the Fund itself – to underperform relevant benchmarks or other funds with a similar investment objective. You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

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GLOBAL ALLOCATION FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The bar chart and table below show performance of the Fund during periods when it operated under the name "Lord Abbett Global Equity Fund" and pursued an investment objective of long-term growth of capital and income consistent with reasonable risk by investing directly in equity securities of large domestic and foreign companies. Effective on or about July 1, 2008, the Fund will implement its present global allocation strategy. This change is likely to affect the Fund's performance in the future.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '99 +21.78%  Worst Quarter 3rd Q '98 -18.35%

The total return of the Fund's Class A shares for the three-month period from January 1, 2008 to March 31, 2008 was -8.82%.

SYMBOLS:
CLASS A	LAGEX
CLASS B	LAGBX
CLASS C	LAGCX
CLASS F	LAGFX
CLASS R2	LAGQX
CLASS R3	LARRX

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GLOBAL ALLOCATION FUND

The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns

(for periods ended December 31, 2007)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes	5.41%	13.77%	4.65%
Return After Taxes on Distributions†	2.44%	12.37%	3.50%
Return After Taxes on Distributions and Sale of Fund Shares†	4.52%	11.43%	3.46%
Class B Shares	7.13%	14.27%	4.59%
Class C Shares	11.14%	14.40%	4.59%
Class F Shares(1)	–	–	–
Class R2 Shares(1)	–	–	–
Class R3 Shares(1)	–	–	–
Index
MSCI World Index ("With Gross Dividends") (2)(3) (reflects no deduction for fees, expenses, or taxes)	9.57%	17.53%	7.45%
MSCI World Index ("With Net Dividends") (2)(3) (reflects no deductions for fees or expenses, but reflects deduction of witholding taxes)	9.04%	16.96%	7.00%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sales of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (2)  The performance of the unmanaged indices is not representative of the Fund's performance.

  (3)  The MSCI World Index ("With Gross Dividends") assumes reinvestment of all dividends and distributions. The MSCI World Index ("With Net Dividends") reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI World Index.

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GLOBAL ALLOCATION FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B(1)	C	F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	5.75%(2)	None	None	None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges") (3)	None(4)	5.00%	1.00%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (6)(9)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.10%	0.45%	0.60%	0.50%
Other Expenses(8)(9)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(9)(10)(11)	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Total Operating Expenses(9)	2.09%	2.74%	2.74%	1.84%	2.19%	2.34%	2.24%
Management Fee Waiver and Expense Reimbursement(12)	(0.74)%	(0.74)%	(0.74)%	(0.74)%	(0.74)%	(0.74)%	(0.74)%
Net Expenses(12)(13)	1.35%	2.00%	2.00%	1.10%	1.45%	1.60%	1.50%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

  (10)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders of the Fund indirectly bear the Class I share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

  (11)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

  (12)  For the period July 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to waive its management fee and reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.35% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class B and C shares, 1.10% of average daily net assets for Class F shares, 1.45% of average daily net assets for Class P shares, 1.60% of average daily net assets for Class R2 shares, and 1.50% of average daily net assets for Class R3 shares.

  (13)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 1.34%, 1.99%, 1.99%, 1.09%, 1.44%, 1.59% and 1.49%, for Class A, B, C, F, P, R2 and R3 shares, respectively.

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GLOBAL ALLOCATION FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of Class I expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$1,101	$1,547	$2,782
Class B Shares	$703	$1,056	$1,561	$2,840
Class C Shares	$303	$756	$1,361	$2,997
Class F Shares	$112	$481	$902	$2,076
Class P Shares	$148	$589	$1,083	$2,445
Class R2 Shares	$163	$635	$1,160	$2,599
Class R3 Shares	$153	$604	$1,109	$2,497

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$1,101	$1,547	$2,782
Class B Shares	$203	$756	$1,361	$2,840
Class C Shares	$203	$756	$1,361	$2,997
Class F Shares	$112	$481	$902	$2,076
Class P Shares	$148	$589	$1,083	$2,445
Class R2 Shares	$163	$635	$1,160	$2,599
Class R3 Shares	$153	$604	$1,109	$2,497

THE FUNDS

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by each Fund and the Global Allocation Fund's underlying funds, and some of the risks associated with those techniques. References to the underlying funds also include the Funds, as applicable.

Adjusting Investment Exposure. Each Fund and each of the underlying funds will be subject to the risks associated with investments. Each Fund and each of the underlying funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund or an underlying fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Convertible Securities. The Funds and the underlying funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Depositary Receipts. Certain of the underlying funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

Derivatives. The Funds and certain of the underlying funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks or to increase potential returns. A Fund or an underlying fund may use derivatives as a substitute for investing directly in securities and currencies, as part of a hedging strategy, or for other purposes related to the management of the Fund or the underlying fund. The risks associated with derivatives, such as forward contracts, futures and options, may be different and greater than the risks associated with directly investing in securities and other

THE FUNDS

investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Whether a Fund's or underlying fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, a Fund's or underlying fund's performance could suffer.

Developing or Emerging Market Investments. Each Fund and certain of the underlying funds may invest in developing or emerging market investments. These investments tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Diversification. The Developing Local Markets Fund is a nondiversified mutual fund. This means that the Developing Local Markets Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Developing Local Markets Fund's investments may be more affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be. The Global Allocation Fund is a diversified mutual fund, meaning that the Fund limits the amount of its assets invested in a single company or industry, although it may invest in the securities of one or more registered management investment companies to the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Foreign Currencies. Each Fund and certain of the underlying funds is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Foreign Currency-Related Transactions. Each Fund and certain of the underlying funds may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts (a type of forward contract) and invest in foreign currency futures contracts and options on foreign currencies and futures. Certain of the underlying funds may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow an underlying fund to lock in a specified exchange rate for a period of time. They may also be used to increase the underlying fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the underlying fund's exposure to foreign currency fluctuations from one country to another.

In the case of an underlying fund's currency-related transactions, their use involves the risk that Lord Abbett will not accurately predict currency movements, and the underlying fund's return could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by an underlying fund which are denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

For more information on the Developing Local Markets Fund's use of foreign currency-related transactions see "The Funds – Developing Local Markets Fund."

Foreign Securities. Certain of the underlying funds may invest in securities of companies principally based outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. Each Fund and certain of the underlying funds may enter into financial futures contracts and options thereon as a substitute for taking a position in an underlying asset, to increase

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returns, for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter ("OTC") market. The Funds and underlying funds are not registered as, nor are they subject to registration or regulation as, commodity pool operators under the Commodity Exchange Act.

Leverage. Certain of each Fund's and underlying fund's transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing, for investment purposes, may increase volatility in a Fund or an underlying fund by magnifying the effect of changes in the value of a Fund's or underlying fund's holdings. The use of leverage may cause investors in a Fund or an underlying fund to lose more money in adverse environments than would have been the case in the absence of leverage. A Fund or an underlying fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. There is no assurance that a Fund or an underlying fund will be able to employ leverage successfully.

Liquidity. Each Fund and certain of the underlying funds may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower a Fund's or underlying fund's returns since a Fund or an underlying fund may be unable to sell these securities at its desired time or price.

Mid-Sized and Small-Company Stocks. Certain of the underlying funds may invest in mid-sized and small-company stocks. Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. Reduced liquidity subjects mid-sized and small-company stocks to greater price fluctuations than larger company stocks.

Options. Each Fund and certain of the underlying funds may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A "call option" is a contract

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sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund or an underlying fund is covered when, among other things, a Fund or an underlying fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

Each Fund and certain of the underlying funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices, currencies or futures. The Funds and underlying funds also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Funds and underlying funds of options and options on futures will be subject to Lord Abbett's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Mortgage-Related and Other Asset-Backed Securities. The Developing Local Markets Fund and certain of the underlying funds may invest in mortgage-related securities and also may invest in other asset-backed securities. The value of these securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage or other assets; an unexpected change in the rate of principal payments may cause these securities to perform poorly. Early repayment of principal on some of these securities may deprive the Fund or an underlying fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Portfolio Turnover Rate. Each Fund and certain of the underlying funds may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and may be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended December 31, 2007, the Developing Local Markets Fund's portfolio turnover rate was 301.30% and

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the Global Allocation Fund's portfolio turnover rate was less than 100%. These rates vary from year to year. High turnover increases transaction costs, may increase taxable capital gains and may adversely affect performance.

Risks of Options and Futures. Fund or underlying fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' or underlying funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Supranational Organizations. These are entities designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank.

Swap and Similar Transactions. Each Fund and certain of the underlying funds may enter into interest rate, equity index, credit, currency and total return swap agreement, swaptions (options on swaps) and similar transactions. A Fund or an underlying fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Funds and underlying funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Temporary Defensive Investments. At times each Fund or an underlying fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the

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benefit from any upswing in the market and prevent a Fund or an underlying fund from achieving its investment objective.

Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.lordabbett.com under the relevant Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geopolitical, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

THE FUNDS

MANAGEMENT

Board of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval is available in each Fund's Annual Report to Shareholders for each fiscal year ended December 31.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $103 billion in 51 mutual fund portfolios and other advisory accounts as of May 30, 2008.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about investment manager compensation, other accounts managed, and ownership of Fund shares.

Developing Local Markets Fund. Jerald M. Lanzotti and Timothy F. Kearney are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Lanzotti, Partner and Portfolio Manager – Fixed Income – Taxable, joined Lord Abbett in 1996 and has been a member of the team since 1997. Mr. Kearney, Portfolio Manager – Fixed Income – Taxable, joined Lord Abbett in 2008 and has been a member of the team since 2008. He was formerly Senior Managing Director – Equity Research and Senior Economist at Bear Stearns.

Global Allocation Fund. Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of the Fund's assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert S. Dow, Senior Partner and Chief Executive Officer; Robert I Gerber, Partner and Chief Investment Officer; Christopher J. Towle, Partner and Director – Fixed Income – High Yield; Harold E. Sharon, Partner and Director – Equity Investments – International Core Equity; Charles P. Massare, Partner and Director of Risk Management; and Robert P. Fetch, Partner and Director – Equity Investments – Small Cap Value. Messrs. Dow, Gerber, Towle, Massare, and Fetch

THE FUNDS

joined Lord Abbett in 1972, 1997, 1987, 1998, and 1995, respectively. Messrs. Gerber and Towle have been members of the Asset Allocation Committee since 2005. Mr. Massare became a member of the Asset Allocation Committee in 2006, and Messrs. Dow and Fetch became members in 2007. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Messrs. Dow, Gerber, Towle, Sharon, Massare, and Fetch are jointly and primarily responsible for the day-to-day management of the Fund and have managed the Fund since 2008.

Management Fee. Lord Abbett is entitled to an annual management fee based on the Developing Local Markets Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and
0.45% on the Fund's average daily net assets over $1 billion.

Lord Abbett is entitled to an annual management fee of 0.25% on the Global Allocation Fund's average daily net assets. The fee is calculated daily and payable monthly. Lord Abbett has contractually agreed to waive its fee for the period from July 1, 2008 through April 30, 2009.

For the fiscal year ended December 31, 2007, the management fees paid to Lord Abbett were at an effective annual rate of 0.50% for the Developing Local Markets Fund and 0.75% for the Global Allocation Fund, of each Fund's average daily net assets. Effective July 1, 2008, the Global Allocation Fund's management fee rate was reduced from an effective annual rate of 0.75% of the Fund's average daily net assets to 0.25%. In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund's average daily net assets, with the exception of the Global Allocation Fund, which pays no such fee. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

THE FUNDS

YOUR INVESTMENT

CHOOSING A SHARE CLASS

The Fund offers in this Prospectus seven classes of shares: Class A, B, C, F, P, R2, and R3 shares. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends, eligibility requirements, and sales charges. Share class offerings are broadly grouped into three purchase categories:

•  Retirement and Benefit Plans. Investors investing through Retirement and Benefit Plans are offered Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your plan and your plan service provider. See "Retirement and Benefit Plan Investors" for more information.

•  Fee-Based Programs. Investors in Fee-Based Programs are offered Class A and F shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your program sponsor. See "Fee-Based Program Investors" for more information.

•  All Other Investors. Class A, B, and C shares are offered to individual investors, certain retirement plans, and other investors not qualifying for one of the other two categories above.

You may purchase shares at the NAV per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Purchases" and "Other Information for Fund Investors – Procedures Required by the USA PATRIOT Act." We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or

As used in the section "Your Investment," the term the "Fund" refers to each of the Funds described in this Prospectus, unless explicitly stated otherwise.
Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

YOUR INVESTMENT

Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your Financial Intermediary. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, the length of time you plan to hold the investment, your qualification for any waiver of a sales load or fee reduction, whether you plan to take any distributions in the near future, and the availability of the share class for purchase. You should consult with your investment professional or Financial Intermediary about comparative pricing of investor services available under each available share class, the compensation that will be received by your investment professional or Financial Intermediary in connection with each available share class, and other factors that may be relevant to your choice of share class in which to invest.

If you are thinking about rolling over retirement plan assets to an IRA, if you think you may be moving from one plan to another, or if there is a change related to your Financial Intermediary, there may be limitations on your ability to make additional purchases of shares of a particular class. Purchases or sales through a participating Retirement and Benefit Plan or Fee-Based Program must be consistent with the procedures for the plan or program. Records relating to such purchases or sales are maintained by, or on behalf of, the plan or the program sponsor.

Share Classes. The following table compares key features of each share class. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you decide which

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies, Fee-Based Program sponsors, and certain Retirement and Benefit Plans.
Share Class Considerations for Individual Investors. If you are considering investing $100,000 or more in Class B shares, in almost all cases it will be more economical for you to choose Class A shares because of the reduced sales charge and lower ongoing annual expenses of Class A shares.
If your investment horizon is limited, an investment in Class C shares may be more appropriate than Class B shares. Class C shares are sold without a front-end sales charge and the CDSC does not apply to shares redeemed after the first anniversary of the purchase.
If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares.

YOUR INVESTMENT

class meets your goals. Not all share classes may be available through your Financial Intermediary. Your Financial Intermediary may receive different compensation depending upon which class you choose.

For more information on selecting a share class, see "Classes of Shares" in the Statement of Additional Information.

Class
	A	B	C	F	P(1)	R2	R3
Key features	• Front-end sales charge
• You may qualify for reduction or waiver of front-end sales charge
• Generally lower annual expenses than Class B and Class C
	• Generally higher dividends than Class B and Class C	• No front-end sales charge • CDSC declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge • CDSC for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge or CDSC • Only offered to eligible Fee-Based Programs	• No front-end sales charge or CDSC • Only offered on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans

Front-end sales charge	Up to 4.75% (in the case of Developing Local Markets Fund) and up to 5.75% (in the case of Global Allocation Fund); reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None	None

continued on next page

YOUR INVESTMENT

Class
	A	B	C	F	P(1)	R2	R3
CDSC	1.00% on certain purchases of $1 million or more (see "Sales Charges – Class A Share CDSC"); waived under certain circumstances	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no CDSC after sixth anniversary; waived under certain circumstances	1.00% if you redeem before the first anniversary of purchase; waived under certain circumstances	None	None	None	None

Annual distribution and/or service fees(2)	0.35% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.10% of average daily net assets	0.45% of average daily net assets	0.60% of average daily net assets	0.50% of average daily net assets

Exchange privilege(3)(4)	Class A shares of most Lord Abbett Funds	Class B shares of most Lord Abbett Funds	Class C shares of most Lord Abbett Funds	Class F shares of applicable Lord Abbett Funds	Class P shares of applicable Lord Abbett Funds	Class R2 shares of applicable Lord Abbett Funds	Class R3 shares of applicable Lord Abbett Funds

  (1)  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

  (2)  The 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution (as defined below) waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

  (3)  Ask your Financial Intermediary about the Lord Abbett Funds available for exchange.

  (4)  Shareholders may be able to transfer shares of one class of the Fund for shares of another class (e.g., Class A to Class F, or Class R2 to Class A) subject to the eligibility requirements for the other share class and any applicable sales load or CDSC. The transaction will be based on the respective NAV of each class as of the trade date for the exchange. Consequently, the transferring shareholder may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your Financial Intermediary for additional information on how to move your shares into another share class.

YOUR INVESTMENT

Investment Minimums. Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account. For investors purchasing Class F, R2, and R3 shares through Retirement and Benefit Plans or Fee-Based Programs offered by Financial Intermediaries, the minimums that apply to the plans or programs may apply instead of those shown below.

See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Investment Minimums — Initial/Additional Investments(1)

Class
	A	B	C	F	P(2)	R2	R3
General	$1,000/No minimum	$1,000/No minimum	$1,000/No minimum	No minimum	No minimum	No minimum	No minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	$250/No minimum	$250/No minimum	N/A	N/A	N/A	N/A
SIMPLE IRAs	No minimum	No minimum	No minimum	N/A	N/A	N/A	N/A
Invest-A-Matic	$250/ $50	$250/ $50	$250/ $50	N/A	N/A	N/A	N/A

  (1)  Consult your Financial Intermediary for more information.

  (2)  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

YOUR INVESTMENT

SALES CHARGES

Class A Share Front-End Sales Charges. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund's distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay, depending on the amount you purchase.

Front-End Sales Charges — Class A Shares

(Developing Local Markets Fund Only)

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $100,000	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charges — Class A Shares

(Global Allocation Fund Only)

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $50,000	5.75%	6.10%	.9425	5.00%
$50,000 to $99,999	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Please inform the Fund or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

YOUR INVESTMENT

Reducing Your Class A Share Front-End Sales Charges. As indicated in the above charts, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F, R2, and R3 share holdings may not be combined for these purposes.

•  Letter of Intention – A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days. Class F, R2, and R3 share holdings may not be combined for these purposes.

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.
Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a 12b-1 plan. Lord Abbett Distributor is an Authorized Institution.

YOUR INVESTMENT

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) Retirement and Benefit Plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

For more information on eligibility for these privileges, read the applicable sections in the Application and the Statement of Additional Information. This information also is available at www.lordabbett.com or by calling Lord Abbett at 888-522-2388 (at no charge).

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases made with dividends and distributions of Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares,

YOUR INVESTMENT

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees in connection with Fee-Based Programs, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

•  purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the Statement of Additional Information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC.

CDSC

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1.  shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2.  shares held for six years or more (Class B) or one year or more (Class A and Class C)

  3.  shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase
(Class A and Class C)

YOUR INVESTMENT

Class A Share CDSC. If you buy Class A shares of a Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required);

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds;

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002; or

•  Eligible Mandatory Distributions under 403(b) plans and IRAs.

Benefit Payment Documentation. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Purchases."
Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A, B, or C share investment bears to the total investment.

YOUR INVESTMENT

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the day on which the purchase order was accepted(1)		CDSC on redemption (as % of amount subject to charge)
On	Before
	1st anniversary	5.0%
1st anniversary	2nd anniversary	4.0%
2nd anniversary	3rd anniversary	3.0%
3rd anniversary	4th anniversary	3.0%
4th anniversary	5th anniversary	2.0%
5th anniversary	6th anniversary	1.0%
On or after the 6th anniversary(2)		None

  (1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

  (2)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares. Conversions will occur as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Lord Abbett Fund
After the eighth anniversary of your purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	After the shares originally acquired would have converted into Class A shares

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

YOUR INVESTMENT

Class B Share CDSC and Class C Share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required);

•  Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts;

•  death of the shareholder; or

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See "Automatic Services for Fund Investors" for more information.

A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund between the 31st and 60th days after redemption without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

YOUR INVESTMENT

RETIREMENT AND BENEFIT PLAN INVESTORS

Eligible Investors: Retirement and Benefit Plans. Retirement and Benefit Plans with plan-level or fund-level omnibus accounts held on the books of the Fund generally may be eligible to invest in Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares:

•  Class A Shares. Eligible Retirement and Benefit Plans may open an account and purchase Class A shares of the Fund by contacting any Financial Intermediary authorized to sell the Fund's shares. Your plan may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class R2 and R3 (together known also as "Class R") Shares. Class R shares generally are available through:

m  certain employer-sponsored Retirement and Benefit Plans offering funds from multiple fund families as investment options where the employer, administrator, recordkeeper, sponsor, related person, Financial Intermediary, or other appropriate party has entered into an agreement to make Class R2 or R3 shares available to plan participants; or

m  dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into

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special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Additional Information Concerning Class R Shares.

•  Transfers Between Certain Retirement and Benefit Plans. Class R shares generally are available for transfers between certain Retirement and Benefit Plans offering one or both classes of Class R2 or R3 shares of Lord Abbett Funds as investment options. If a Retirement and Benefit Plan invested in Class R2 or R3 shares moves to another plan service provider or Financial Intermediary that is not eligible to hold, or authorized to sell, Class R2 or R3 shares, the Retirement and Benefit Plan may be required to liquidate its Class R2 or R3 shares.

•  Transfers to Another Share Class. A Retirement and Benefit Plan may be able to transfer Class A, B, C, or P shares of the Fund (or any other share class that the Fund may designate) to Class R shares of the Fund if the plan satisfies the eligibility requirements for Class R shares, and subject to any applicable sales charge or CDSC.

•  IRA Rollovers. Generally, IRA rollovers by plan participants will not be eligible for reinvestment in Class R shares. However, if the rollover involves an in-kind transfer of Class R shares, the new account may continue to hold such Class R shares, but will not be allowed to make new purchases of Class R shares. Plan participants with beneficial interests in Class R shares may invest assets from Retirement and Benefit Plans in Class A, B, C, or F shares through an IRA rollover, provided that the investment meets the eligibility requirements for the particular share class. Rollovers invested in Class A, B, or C shares will be subject to applicable sales charges. Additional conditions also may apply to the transfer of shares into an IRA rollover account, and your Financial Intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this Prospectus. You should ask your Financial Intermediary about its services and any applicable fees.

•  Sales Charge Discounts. A Retirement and Benefit Plan or current or former plan participant will not be entitled to combine Class R shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charge on any Class A share purchases.

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FEE-BASED PROGRAM INVESTORS

Eligible Investors: Fee-Based Programs. Class A and F shares, and in certain limited circumstances, Class P shares, are available for purchases by or on behalf of Financial Intermediaries for clients in certain Fee-Based Programs:

•  Class A Shares. Investors in Fee-Based Programs may purchase Class A shares by contacting their Financial Intermediaries. You may be eligible for front-end sales charge waivers. See "Sales Charges" for more information.

•  Class F Shares. Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers ("RIAs") that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Fee-Based Programs, with the exception of the Citigroup/Smith Barney TRAK program. Shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied.

Additional Information Concerning Class F Shares. Class F shares generally are available in connection with the following:

•  Transfers Involving Fee-Based Programs of Financial Intermediaries or Accounts Held at RIAs Offering Class F Shares as Investment Options. If an investor moves his or her account from one Fee-Based Program or RIA offering Class F shares of the Lord Abbett Funds to another Fee-Based Program or RIA also offering Class F shares of the Lord Abbett Funds, the investor will be able to continue his investment in Class F shares and make new purchases of Class F shares. However, if an investor moves his or her account to a Fee-Based Program or RIA that does not offer Class F shares of Lord Abbett Funds as investment options, or otherwise holds assets from such an account other than in a Fee-Based Program or with an RIA that offers Class F shares, the investor may continue to hold the existing Class F shares but will not be allowed to make new purchases of Class F shares. If the investor later moves his or her account to another Fee-Based Program that offers Class F shares, the investor will be allowed to make new Class F share purchases. Alternatively, an investor may invest assets formerly invested in Class F shares in Class A, B, or C shares,

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provided that the investment meets the eligibility requirements for the particular share class and subject to applicable sales charges.

•  Transfers of Existing Holdings. Sponsors of Fee-Based Programs or RIAs that decide to offer Class F shares may be able to convert Class A or P shares of a Lord Abbett Fund (or any other share class that the Fund may designate) to Class F shares of the fund if the Fee-Based Program or the account placed with the RIA satisfies the eligibility requirements for Class F shares. Applicable sales charges, if any, will apply. A Fee-Based Program or an RIA will not be entitled to combine Class F shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charges on any Class A share purchases the program or RIA may make. Consult your Financial Intermediary to determine whether Class F shares may be a suitable investment.

OTHER INFORMATION ABOUT RETIREMENT AND BENEFIT PLANS AND FEE-BASED PROGRAMS

Limitations on Fund Availability and Services. Purchase, redemption, and exchange privileges may differ when you are investing through certain Retirement and Benefit Plans or Fee-Based Programs because you may not be able to exchange into a Lord Abbett Fund or other fund that is not offered in your plan or program. Similarly, you may be able to move your retirement plan investment into an IRA account, but you may only make future purchases to the extent that you meet any eligibility requirements for the share class into which you have transferred. Financial Intermediaries may choose to impose qualification requirements for plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. You should discuss purchase, redemption, and exchange options with your Financial Intermediary to determine whether you qualify for a waiver of sales charges on any class of shares offered. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for plan participants. You should be aware that your investment professional may receive different compensation depending upon the class in which you invest. Please consult with your Financial Intermediary for more information about available share classes.

Purchases, Redemptions, and Exchanges. Participants in Retirement and Benefit Plans must contact their sponsor, plan service provider, or Financial Intermediary to purchase, redeem or exchange shares, or to request detailed information about

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eligibility to purchase shares and the portability of such shares. Typically, no minimum investment is required for Retirement and Benefit Plans or Fee-Based Programs investing in Class F, R2, or R3 shares. Financial Intermediaries may establish requirements as to the purchase, redemption, or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Fund's Statement of Additional Information. Financial Intermediaries may choose to impose share class parameters different from those set forth in this Prospectus and the Fund's Statement of Additional Information. Additionally, investor services may only be available to plan participants through a plan service provider, plans may require separate applications, and plans' policies and procedures may be different from those described in this Prospectus. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. Eligible qualified Retirement and Benefit Plans or Fee-Based Programs can exchange their Class A, F, P, R2, or R3 shares for Eligible Funds, in keeping with the limitations described above. Be sure to read the current Prospectus for any fund into which you are exchanging. Please see the Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

Additional Services. Financial Intermediaries may provide some of the shareholder servicing and account maintenance services required by Retirement and Benefit Plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan service providers to provide other investment or administrative services. Financial Intermediaries may charge Retirement and Benefit Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement and Benefit Plans may charge plan participants for certain expenses. These fees and additional amounts are in addition to those imposed by the Fund and its affiliates, and could reduce your investment return in Fund shares. For questions about such accounts, contact your employee benefits office, plan service provider, or other Financial Intermediary that provides recordkeeping and shareholder services for your account.

Other Considerations. With respect to Class A, F, P, R2, and R3 shares held through certain Retirement and Benefit Plans and Fee-Based Programs, Lord Abbett and its affiliates may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. If your plan service provider provides these services, Lord Abbett or the Fund may compensate it for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or its affiliates that are not related to

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the Fund. See "Financial Intermediary Compensation – Payments for Recordkeeping, Networking, and Other Services" for more information.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts. Additionally, your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

As shown in the table "Fees and Expenses" above, sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

	Class
Fee*	A	B	C	F	P	R2	R3
Service	0.25%	0.25%	0.25%	—	0.20%	0.25%	0.25%
Distribution	0.10%	0.75%	0.75%	0.10%	0.25%	0.35%	0.25%

  *  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

Lord Abbett may pay 12b-1 fees to Financial Intermediaries or use the fees for other distribution purposes, including revenue sharing.

Sales Activities. The Fund may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that are primarily intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to Authorized Institutions,

12b-1 fees are payable regardless of expenses. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

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maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts or certain Retirement and Benefit Plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more;

•  purchases by certain Retirement and Benefit Plans with at least 100 eligible employees; or

•  purchases for certain Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived. Any waiver must be authorized by the Financial Intermediary firm and the registered representative.

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Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares

(for Certain Purchases Without a Front-End Sales Charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession
$1 million to $4,999,999	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

  *  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement and Benefit Plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

Class B Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class B shares a commission of 4.00% of the purchase price of the Class B shares they sell and Lord Abbett Distributor will retain any applicable CDSC. Financial Intermediaries also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class C Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and Lord Abbett Distributor will retain any applicable CDSC and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Financial Intermediaries until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Intermediaries will then receive an annual distribution/service fee of up to 0.90% in the case of Developing Local Markets Fund, and up to 1.00% in the case of Global Allocation Fund, of the average daily net assets represented by the Class C shares serviced by them.

Class F, P, R2, and R3 Shares. Class F, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. See "Retirement and Benefit Plan Investors," "Fee-Based Program Investors," and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

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Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees and 12b-1 fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this Prospectus. The payments may be for activities including but not limited to the following:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes;

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges"); and/or

•  any other permissible activity that Lord Abbett or Lord Abbett Distributor, in its sole discretion, believes would facilitate sales of Fund shares.

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary

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arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the amount of any additional payments to Dealers. These factors include, but are not limited to, the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups most Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The tiered payments generally range from 0.02% to 0.10% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments generally ranging from 0.05% to 0.15% of the related Lord Abbett Funds' assets and/or sales. However, Lord Abbett or Lord Abbett Distributor from time to time may pay revenue sharing in excess of these amounts to cultivate new relationships with Dealers it believes have the potential to sell significant amounts of Fund shares. In such cases, Lord Abbett expects that over time, as these relationships grow, the amount of revenue sharing paid to such Dealers would conform to levels that fall

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within the ranges described above. The payments may not include payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. On occasion, Lord Abbett also may make payments to Dealers on a basis unrelated to its assessment of the prospects for a long-term distribution relationship. Not all Dealers receive revenue sharing payments and the amount of revenue sharing may vary for different Dealers. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's method of calculating revenue sharing payments may be different from the methods that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above,

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from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your intermediary provides these services, Lord Abbett or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this Prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's Statement of Additional Information. You may

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ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Retirement and Benefit Plan Investors. You must place all orders to purchase Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You must place all orders to purchase Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Initial purchases of Class A, B, and C shares may be made through any Financial Intermediary that has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. Contact your Financial Intermediary for initial purchases of Class F, P, R2, or R3 shares. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled "Proper Form" before placing your order to ensure that your order will be accepted.

  [Name of Fund]
  P.O. Box 219336
  Kansas City, MO 64121

Proper Form. An initial purchase order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information; and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

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EXCHANGES

Retirement and Benefit Plan Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Retirement and Benefit Plan. You must place all orders to exchange Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Fee-Based Program. You must place all orders to exchange Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. Exchanges are taxable transactions for shareholders that are subject to tax. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 888-522-2388. The Fund must receive instructions for the exchange before the close of the New York Stock Exchange LLC ("NYSE") on the day of your call or online request to get the NAV per share of the Eligible Fund determined on that day. Exchanges are taxable transactions for shareholders that are subject to tax. Be sure to read the current prospectus for any fund into which you are exchanging. Please see the Fund's Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts. You should also consult your Financial Intermediary if you have any questions.

Exchange Limitations. As described under "Choosing a Share Class," we reserve the right to modify, restrict, or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

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REDEMPTIONS

Retirement and Benefit Plan Investors. You may redeem Fund shares subject to restrictions and procedures established by your Retirement and Benefit Plan. You must place all orders to redeem Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may redeem Fund shares subject to restrictions and procedures established by your Fee-Based Program. You must place all orders to redeem Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. Contact your Financial Intermediary for redemptions involving Class F, P, R2, or R3 shares. For more information, please call 888-522-2388. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B Share CDSC and Class C Share CDSC."

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

Online. If you have direct account access privileges, you may submit a redemption request online by logging onto www.lordabbett.com and entering your account information and personal identification data.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

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Through a Financial Intermediary. Your Financial Intermediary may process a redemption on your behalf. Your Financial Intermediary will be responsible for furnishing all necessary documents to Lord Abbett and may charge you for this service.

If you have direct account access privileges, redemption proceeds may be paid by electronic transfer via an automated clearing house ("ACH") deposit to your bank account on record with the Fund; otherwise, normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
•	In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

•	In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Developing Local Markets Fund declares dividends from its net investment income daily and expects to pay them to its shareholders monthly, while the Global Allocation Fund expects to pay its shareholders such income dividends quarterly. Each Fund distributes any net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. Retirement and Benefit Plan accounts may not receive distributions in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, a Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain Retirement and Benefit Plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains,

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regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as Retirement and Benefit Plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose Retirement and Benefit Plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a Retirement and Benefit Plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

AUTOMATIC SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about automatic services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 888-522-2388.

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For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

  *  In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current NAV of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under "CDSC" under "Sales Charges."

OTHER SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about other services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. The following additional services are offered to individual investors as well as investors not qualifying for another investment category.

Telephone and Online Purchases and Redemptions. Shareholders, other than shareholders who hold their shares in an account maintained by a broker-dealer, may have direct account access privileges with the Fund, which allows shareholders to purchase or redeem shares by telephone or online. For new accounts, you may obtain direct account access privileges by completing the Account Application (including providing your bank information)

Telephone and Online Transactions. For your security, telephone and online transactions requests are recorded. We will take measures to verify the identity of the person calling or submitting a request online, such as asking for your name, account number personal identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone or online that it reasonably believes to be genuine.

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and indicating that you wish telephone or online trading privileges. For existing accounts, you may obtain telephone or online trading privileges by submitting an Application for ACH Electronic Funds Transfer. Transactions by telephone or online may be difficult to submit during times of drastic economic or market changes or during other times where communications may be difficult. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•  Security. The Fund and its service providers employ verification and security measures for your protection. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•  Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•  No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a transaction submitted once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

•  Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

•  Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your account to cover such losses, fees and expenses.

Account Statements. Every investor automatically receives quarterly account statements.

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Householding. We have adopted a policy that allows us to send only one copy of the Fund's Prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices

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of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA

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recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than

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the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries

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operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date of birth, Social Security number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Pricing of Fund Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

The Global Allocation Fund's NAV is calculated based upon the NAVs of the underlying funds in which the Global Allocation Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. A summary follows. When used below, the term "Fund" refers to the Developing Local Markets Fund and each underlying fund.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are

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valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds' performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Funds would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds' independent registered public accounting firm, in conjunction with their annual audits of the Funds' financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2007 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

FINANCIAL INFORMATION

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$6.84	$6.80	$7.66	$7.43	$6.91
Investment operations:
Net investment income(a)	.22	.18	.17	.17	.18
Net realized and unrealized gain (loss)	.31	.17	(.59)	.43	.68
Total from investment operations	.53	.35	(.42)	.60	.86
Distributions to shareholders from:
Net investment income	(.64)	(.31)	(.44)	(.37)	(.34)
Net asset value, end of year	$6.73	$6.84	$6.80	$7.66	$7.43
Total Return(b)	7.98%	5.22%	(5.61)%	8.40%	12.79%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.14%	1.30%	1.30%	1.40%	1.35%
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.14%	1.30%	1.30%	1.40%	1.35%
Expenses, excluding expense reductions and expenses assumed	1.83%	1.43%	1.38%	1.40%	1.35%
Net investment income	3.25%	2.70%	2.36%	2.33%	2.43%
Supplemental Data:
Net assets, end of year (000)	$44,148	$50,398	$52,275	$55,821	$56,386
Portfolio turnover rate	301.30%	271.35%	194.12%	260.11%	239.18%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$6.85	$6.80	$7.67	$7.45	$6.92
Investment operations:
Net investment income(a)	.18	.14	.12	.12	.13
Net realized and unrealized gain (loss)	.28	.17	(.60)	.43	.70
Total from investment operations	.46	.31	(.48)	.55	.83
Distributions to shareholders from:
Net investment income	(.57)	(.26)	(.39)	(.33)	(.30)
Net asset value, end of year	$6.74	$6.85	$6.80	$7.67	$7.45
Total Return(b)	7.26%	4.67%	(6.34)%	7.58%	12.22%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.79%	1.95%	1.95%	2.04%	1.99%
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.79%	1.95%	1.95%	2.04%	1.99%
Expenses, excluding expense reductions and expenses assumed	2.46%	2.08%	2.03%	2.04%	1.99%
Net investment income	2.58%	2.05%	1.71%	1.69%	1.79%
Supplemental Data:
Net assets, end of year (000)	$3,303	$4,184	$4,636	$5,291	$3,719
Portfolio turnover rate	301.30%	271.35%	194.12%	260.11%	239.18%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$6.86	$6.81	$7.67	$7.45	$6.92
Investment operations:
Net investment income(a)	.18	.14	.12	.12	.13
Net realized and unrealized gain (loss)	.30	.17	(.59)	.43	.70
Total from investment operations	.48	.31	(.47)	.55	.83
Distributions to shareholders from:
Net investment income	(.59)	(.26)	(.39)	(.33)	(.30)
Net asset value, end of year	$6.75	$6.86	$6.81	$7.67	$7.45
Total Return(b)	7.27%	4.66%	(6.20)%	7.59%	12.29%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.79%	1.95%	1.95%	2.04%	1.99%
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.79%	1.95%	1.95%	2.04%	1.99%
Expenses, excluding expense reductions and expenses assumed	2.47%	2.08%	2.02%	2.04%	1.99%
Net investment income	2.60%	2.05%	1.70%	1.69%	1.79%
Supplemental Data:
Net assets, end of year (000)	$5,952	$6,608	$7,004	$6,235	$5,212
Portfolio turnover rate	301.30%	271.35%	194.12%	260.11%	239.18%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Class F Shares
	9/28/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$6.92
Investment operations:
Net investment income(b)	.07
Net realized and unrealized gain	.17
Total from investment operations	.24
Distributions to shareholders from:
Net investment income	(.43)
Net asset value, end of period	$6.73
Total Return(c)	3.56	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.16	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed	.16	%(d)
Expenses, excluding expense reductions and expenses assumed	.17	%(d)
Net investment income	1.02	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	301.30%

  (a)  Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Class P Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$6.82	$6.77	$7.59	$7.39	$6.87
Investment operations:
Net investment income(a)	.22	.18	.16	.16	.17
Net realized and unrealized gain (loss)	.30	.17	(.58)	.36	.69
Total from investment operations	.52	.35	(.42)	.52	.86
Distributions to shareholders from:
Net investment income	(.63)	(.30)	(.40)	(.32)	(.34)
Net asset value, end of year	$6.71	$6.82	$6.77	$7.59	$7.39
Total Return(b)	7.96%	5.34%	(5.60)%	7.34%	12.78%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.17%	1.22%	1.38%	1.49%	1.44%
Expenses, excluding interest expense, including expense reductions and expenses assumed	1.17%	1.22%	1.38%	1.49%	1.44%
Expenses, excluding expense reductions and expenses assumed	1.93%	1.50%	1.39%	1.49%	1.44%
Net investment income	3.30%	2.60%	2.20%	2.24%	2.34%
Supplemental Data:
Net assets, end of year (000)	$9	$2	$2	$2	$1,904
Portfolio turnover rate	301.30%	271.35%	194.12%	260.11%	239.18%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Class R2 Shares
	9/28/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$6.92
Investment operations:
Net investment income(b)	.06
Net realized and unrealized gain	.17
Total from investment operations	.23
Distributions to shareholders from:
Net investment income	(.42)
Net asset value, end of period	$6.73
Total Return(c)	3.45	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.27	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed	.27	%(d)
Expenses, excluding expense reductions and expenses assumed	.28	%(d)
Net investment income	.92	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	301.30%

  (a)   Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class R3 Shares
	9/28/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$6.92
Investment operations:
Net investment income(b)	.07
Net realized and unrealized gain	.17
Total from investment operations	.24
Distributions to shareholders from:
Net investment income	(.43)
Net asset value, end of period	$6.73
Total Return(c)	3.48	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.25	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed	.25	%(d)
Expenses, excluding expense reductions and expenses assumed	.25	%(d)
Net investment income	.95	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	301.30%

  (a)  Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

GLOBAL ALLOCATION FUND
(formerly Global Equity Fund)

FINANCIAL HIGHLIGHTS

	Class A Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$13.17	$12.23	$11.75	$10.51	$8.33
Investment operations:
Net investment income (loss)(a)	.06	.05	.05	(.01)	.04
Net realized and unrealized gain	1.48	2.13	.91	1.27	2.16
Total from investment operations	1.54	2.18	.96	1.26	2.20
Distributions to shareholders from:
Net investment income	(.03)	(.04)	(.05)	(.02)	(.02)
Net realized gain	(1.53)	(1.20)	(.43)	–	–
Total distributions	(1.56)	(1.24)	(.48)	(.02)	(.02)
Net asset value, end of year	$13.15	$13.17	$12.23	$11.75	$10.51
Total Return(b)	11.82%	18.12%	8.21%	11.99%	26.38%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.60%	1.60%	1.60%	2.05%	1.95%
Expenses, including expense reductions and expenses assumed	1.60%	1.60%	1.60%	2.05%	1.95%
Expenses, excluding expense reductions and expenses assumed	1.71%	1.83%	1.94%	2.05%	1.95%
Net investment income (loss)	.45%	.36%	.43%	(.11)%	.45%
Supplemental Data:
Net assets, end of year (000)	$94,321	$83,067	$67,807	$59,915	$52,828
Portfolio turnover rate	87.01%	95.23%	97.65%	170.93%	56.26%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$12.42	$11.65	$11.24	$10.10	$8.04
Investment operations:
Net investment loss(a)	(.03)	(.04)	(.02)	(.08)	(.02)
Net realized and unrealized gain	1.39	2.02	.86	1.22	2.08
Total from investment operations	1.36	1.98	.84	1.14	2.06
Distributions to shareholders from:
Net investment income	–	(.01)	–	–	–
Net realized gain	(1.53)	(1.20)	(.43)	–	–
Total distributions	(1.53)	(1.21)	(.43)	–	–
Net asset value, end of year	$12.25	$12.42	$11.65	$11.24	$10.10
Total Return(b)	11.08%	17.28%	7.52%	11.29%	25.62%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	2.25%	2.25%	2.25%	2.69%	2.61%
Expenses, including expense reductions and expenses assumed	2.25%	2.25%	2.25%	2.69%	2.61%
Expenses, excluding expense reductions and expenses assumed	2.36%	2.48%	2.58%	2.69%	2.61%
Net investment loss	(.20)%	(.29)%	(.22)%	(.75)%	(.21)%
Supplemental Data:
Net assets, end of year (000)	$12,653	$11,502	$9,064	$7,818	$6,033
Portfolio turnover rate	87.01%	95.23%	97.65%	170.93%	56.26%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Year Ended 12/31
	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of year	$12.44	$11.67	$11.25	$10.11	$8.06
Investment operations:
Net investment loss(a)	(.03)	(.04)	(.02)	(.08)	(.02)
Net realized and unrealized gain	1.40	2.02	.87	1.22	2.07
Total from investment operations	1.37	1.98	.85	1.14	2.05
Distributions to shareholders from:
Net investment income	–	(.01)	–	–	–
Net realized gain	(1.53)	(1.20)	(.43)	–	–
Total distributions	(1.53)	(1.21)	(.43)	–	–
Net asset value, end of year	$12.28	$12.44	$11.67	$11.25	$10.11
Total Return(b)	11.14%	17.25%	7.61%	11.28%	25.59%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	2.25%	2.25%	2.25%	2.69%	2.61%
Expenses, including expense reductions and expenses assumed	2.25%	2.25%	2.25%	2.69%	2.61%
Expenses, excluding expense reductions and expenses assumed	2.36%	2.48%	2.58%	2.69%	2.61%
Net investment loss	(.20)%	(.30)%	(.22)%	(.75)%	(.29)%
Supplemental Data:
Net assets, end of year (000)	$16,104	$12,681	$8,991	$7,158	$4,111
Portfolio turnover rate	87.01%	95.23%	97.65%	170.93%	56.26%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

FINANCIAL INFORMATION

GLOBAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class F Shares
	9/28/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$14.71
Investment operations:
Net investment income(b)	.01
Net realized and unrealized loss	(.26)
Total from investment operations	(.25)
Distributions to shareholders from:
Net investment income	(.07)
Net realized gain	(1.27)
Total distributions	(1.34)
Net asset value, end of period	$13.12
Total Return(c)	(1.67	)%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.30	%(d)
Expenses, including expense reductions and expenses assumed	.30	%(d)
Expenses, excluding expense reductions and expenses assumed	.39	%(d)
Net investment income	.04	%(d)
Supplemental Data:
Net assets, end of period (000)	$10
Portfolio turnover rate	87.01%

  (a)  Commencement of investment operations was September 28, 2007; SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION

APPENDIX A: UNDERLYING FUNDS

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•  Lord Abbett Affiliated Fund ("Affiliated Fund")

•  Lord Abbett All Value Fund ("All Value Fund")

•  Lord Abbett America's Value Fund ("America's Value Fund")

•  Lord Abbett Bond-Debenture Fund ("Bond Debenture Fund")

•  Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund")

•  Lord Abbett Developing Growth Fund ("Developing Growth Fund")

•  Lord Abbett Developing Local Markets Fund ("Developing Local Markets Fund")

•  Lord Abbett Floating Rate Fund ("Floating Rate Fund")

•  Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund")

•  Lord Abbett High Yield Fund ("High Yield Fund")

•  Lord Abbett Income Fund ("Income Fund")

•  Lord Abbett International Core Equity Fund ("International Core Equity Fund")

•  Lord Abbett International Dividend Income Fund ("International Dividend Income Fund")

•  Lord Abbett International Opportunities Fund ("International Opportunities Fund")

•  Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund")

•  Lord Abbett Large-Cap Growth Fund ("Large Cap Growth Fund")

•  Lord Abbett Micro-Cap Growth Fund ("Micro Cap Growth Fund")

•  Lord Abbett Micro-Cap Value Fund ("Micro Cap Value Fund")

•  Lord Abbett Mid-Cap Value Fund ("Mid Cap Value Fund")

•  Lord Abbett Short Duration Income Fund ("Short Duration Income Fund")

•  Lord Abbett Small-Cap Blend Fund ("Small Cap Blend Fund")

•  Lord Abbett Small-Cap Value Fund ("Small Cap Value Fund")

•  Lord Abbett Total Return Fund ("Total Return Fund")

•  Lord Abbett Value Opportunities Fund ("Value Opportunities Fund")

APPENDIX
A-1

The table below sets forth for the Global Allocation Fund the approximate current percentage of net assets that Lord Abbett normally expects to be allocated to underlying funds by category (equity funds, fixed income funds, and international funds) that primarily invest in equity securities, debt securities, and international companies, respectively ("Approximate Target Allocation"). The Approximate Target Allocation percentages in the table below apply at the time of an investment in an underlying fund. For purposes of the Approximate Target Allocation, the Global Allocation Fund's net assets do not include cash or cash equivalent transactions.

Underlying Funds By Category	Approximate Target Allocation
Equity	75%
Fixed Income	25%
International	100% maximum

APPENDIX
A-2

The Global Allocation Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an "X") in which the Global Allocation Fund may invest. The Global Allocation Fund may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior notice or shareholder approval.

US Equity Funds
Affiliated Fund	X
All Value Fund	X
Developing Growth Fund	X
Growth Opportunities Fund	X
Large Cap Core Fund	X
Large Cap Growth Fund	X
Micro Cap Growth Fund	X
Micro Cap Value Fund	X
Mid Cap Value Fund	X
Small Cap Blend Fund	X
Small Cap Value Fund	X
Value Opportunities Fund	X
International Equity Funds
International Core Equity Fund	X
International Dividend Income Fund	X
International Opportunities Fund	X
International Fixed Income Fund
Developing Local Markets Fund	X
US Equity/Fixed Income Fund
America's Value Fund	X
US Fixed Income Funds
Bond Debenture Fund	X
Core Fixed Income Fund	X
Floating Rate Fund	X
High Yield Fund	X
Income Fund	X
Short Duration Income Fund	X
Total Return Fund	X

APPENDIX
A-3

The following is a concise description of the investment objectives and practices of each underlying fund in which the Global Allocation Fund may invest. No offer is made in this Prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our Website at www.lordabbett.com.

Affiliated Fund

•  Seeks long-term growth of capital and income without excessive fluctuations in market value.

•  Normally invests at least 80% of its net assets in equity securities of large, seasoned U.S. and multinational large companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index. In selecting investments, the fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

All Value Fund

•  Seeks long-term growth of capital and income without excessive fluctuations in market value.

•  Purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Normally invests at least 50% of its net assets in equity securities of large, seasoned companies. The fund may invest its remaining assets in mid-sized and small company equity securities.

America's Value Fund

•  Seek current income and capital appreciation.

•  Normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. Under normal circumstances, the fund invests at least 50% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the

APPENDIX
A-4

United States. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

Bond Debenture Fund

•  Seeks high current income and the opportunity for capital appreciation to produce a high total return.

•  Normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, debentures and other fixed income securities. The fund considers bonds and debentures to include, among other things, the following fixed income securities: all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. The fund allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the fund invests in each of the four sectors described above. However, the fund may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the fund's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The fund may invest up to 20% of its net assets in equity securities. Under normal circumstances, the duration of the fund's portfolio of fixed income securities will be between three and seven years with an average effective portfolio maturity of five to twelve years.

Core Fixed Income Fund

•  Seeks income and capital appreciation to produce a high total return.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The fund expects to maintain its average duration range within two years of the bond

APPENDIX
A-5

market's duration as measured by the Lehman Brothers U.S. Aggregate Bond Index (currently approximately four and one-half years).

Developing Growth Fund

•  Seeks long-term growth of capital through a diversified and actively managed portfolio of developing growth companies, many of which are traded over the counter.

•  Normally invests at least 65% of its net assets in equity securities of companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index. This range varies daily.

Developing Local Markets Fund

•  Seeks high total return.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. The fund may invest substantially in forward foreign currency contracts or other derivatives such as options, futures contracts, and swap agreements.

Floating Rate Fund

•  Seeks a high level of current income.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. May invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord Abbett to be of comparable quality. May invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. May invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities, second lien loans, fixed-rate debt securities and repurchase agreements. May invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and foreign securities, including emerging market securities.

Growth Opportunities Fund

•  Seeks capital appreciation.

•  Uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Normally invests at least 65% of its

APPENDIX
A-6

net assets in equity securities of midsized companies within the market capitalization range of the Russell Mid Cap® Index. This range varies daily.

High Yield Fund

•  Seeks high current income and the opportunity for capital appreciation to produce a high total return.

•  Normally invests in high yield debt securities, which entail greater risks than investments in higher rated or investment grade debt securities. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States, and may invest up to 20% of its net assets in municipal bonds.

Income Fund

•  Seeks high level of income consistent with preservation of capital.

•  Normally invests at least 65% of its net assets in investment grade debt securities of various types. The fund invests primarily in investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), foreign securities (including emerging market securities), floating or adjustable rate senior loans, convertible securities and preferred stocks.

International Core Equity Fund

•  Seeks long-term capital appreciation.

•  Primarily invests in a diversified portfolio of equity securities of large foreign companies that it believes are undervalued. The fund normally will diversify its investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization at the time of purchase in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index®. This range varies daily.

APPENDIX
A-7

International Dividend Income Fund

•  Seeks a high level of total return.

•  Primarily invests in a diversified portfolio of dividend paying equity securities of foreign companies that we believe are undervalued. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world, including emerging market countries, and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying securities. The fund will provide shareholders with 60 days' notice of any change in the latter policy. The fund's investment approach seeks to highlight undervalued companies that provide total return from both capital appreciation and dividend income. The fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. The fund uses a bottom-up investment research approach to identify companies we believe to be attractive, long-term investment opportunities.

International Opportunities Fund

•  Seeks long-term capital appreciation.

•  Primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world. The fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The fund may invest its remaining assets in equity securities of larger companies.

Large Cap Core Fund

•  Seeks growth of capital and growth of income consistent with reasonable risk.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The fund invests in the full spectrum of large companies including those with value or growth characteristics. A large company is defined as a company having a market capitalization at the time of

APPENDIX
A-8

purchase that falls within the market capitalization range of companies in the Russell 1000® Growth Index. This range varies daily.

Large Cap Growth Fund

•  Seeks long-term capital growth.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Growth Index. This range varies daily.

Micro Cap Growth Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. A micro-cap company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Growth Index. This range varies daily.

Micro Cap Value Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. A micro-cap company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Value Index. This range varies daily.

Mid Cap Value Fund

•  Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap® Index. This range varies daily.

APPENDIX
A-9

Short Duration Income Fund

•  Seeks a high level of income consistent with preservation of capital.

•  Normally invests at least 65% of its net assets in investment grade debt securities of various types. The fund invests primarily in short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), non-U.S. debt securities denominated in foreign currencies and floating or adjustable rate senior loans.

Small Cap Blend Fund

•  Seeks long-term growth of capital by investing primarily in stocks of small companies.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The fund invests in a blend of growth stocks and value stocks. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index. This range varies daily.

Small Cap Value Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to Lord Abbett's assessment of their potential value. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index. This range varies daily.

Total Return Fund

•  Seeks income and capital appreciation to produce a high total return.

•  Invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "junk bonds"); and

APPENDIX
A-10

securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

Value Opportunities Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500® Index. This range varies daily.

APPENDIX
A-11

NOTES:

NOTES:

NOTES:

NOTES:

NOTES:

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.
By mail. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and perfomance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available, free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus). The SAI is available at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Global Fund, Inc.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC

LAGF-1
(7/08)

SEC File Number: 811-05476

Lord Abbett

Developing Local Markets Fund
Global Allocation Fund

PROSPECTUS

CLASS I SHARES

JULY 1, 2008

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

TABLE OF CONTENTS

THE FUNDS

WHAT YOU SHOULD KNOW ABOUT THE FUNDS	Developing Local Markets Fund	2

	Global Allocation Fund	12

	Additional Investment Information	20

	Management	27

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Availability of Class I Shares	29

	Purchases	30

	Redemptions	31

	Distributions and Taxes	33

	Other Services for Fund Investors	34

	Other Information for Fund Investors	36

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS	Developing Local Markets Fund	48

	Global Allocation Fund	49

APPENDIX

Appendix A: Underlying Funds	A-1

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUNDS AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUNDS

DEVELOPING LOCAL MARKETS FUND

GOAL

The Fund's investment objective is to seek high total return.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest substantially in forward foreign currency contracts (a type of forward contract) or other derivatives, such as options, futures contracts, and swap agreements. To the extent U.S. fixed income instruments are used to "cover" the Fund's net exposure under forward contracts and other instruments that provide investment exposure to the currencies of developing markets, the value of such instruments will be counted for purposes of the Fund's 80% policy, as discussed more fully below. Lord Abbett will determine the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors.

The Fund may:

•  invest directly in foreign currencies or in securities denominated in, or that provide investment exposure to, foreign currencies;

•  engage in foreign currency transactions on a spot (cash) basis;

•  invest in foreign currency futures contracts;

We, the Fund, or Developing Local Markets Fund refers to the Lord Abbett Developing Local Markets Fund (formerly known as the Global Income Fund or Income Series), a portfolio or series of the Lord Abbett Global Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding investments purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
A developing market is any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development ("OECD") for the past five consecutive years. Developing markets include countries in Asia, Africa, the Middle East, Latin America and Europe.
A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a security, currency or other financial instrument at a future date, at a price established in the contract. Forward contracts also may be structured for cash settlement, rather than physical delivery.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

THE FUNDS
2

DEVELOPING LOCAL MARKETS FUND

•  invest in options on foreign currencies and futures;

•  invest in high-yield debt securities, subject to a maximum of 15% of its total assets in such securities, or in unrated securities that Lord Abbett determines to be of comparable quality as such securities;

•  obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts, or by using investment techniques, such as buy backs or dollar rolls;

•  hedge its exposure to developing country currencies (but is not required to do so); and

•  invest in other types of fixed income instruments that may not be denominated in the currencies of developing markets and may not provide investment exposure to the currencies of developing markets.

When the Fund is invested substantially in forward foreign currency contracts or other derivative instruments, the Fund will not have a material portion of its assets invested in securities issued by issuers located in developing markets. Because the delivery and settlement of the contract is in the future, the Fund will retain the assets intended to be used to settle the contract until the specified future date. The Fund will invest these assets in various U.S. fixed income instruments that would be expected to generate income for the Fund.

In connection with its currency and other derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund will be obligated to set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.

High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service Inc. (Aaa, Aa, A, Baa), Standard & Poor's Rating Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but are determined by us to be of comparable quality.

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3

DEVELOPING LOCAL MARKETS FUND

With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund will be permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. The Fund may also enter into non-deliverable currency forward contracts ("NDFs"), which are a particular type of cash-settled forward contract that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency.

All or a portion of the Fund's investments in U.S. fixed income instruments will be used to "cover" the Fund's obligations relating to its currency and certain other transactions. The value of such investments (to the extent used to cover the Fund's net exposure under the forward foreign currency contracts and similar instruments) and forward contracts and other instruments that provide investment exposure to the currencies of developing markets will be counted for purposes of the Fund's 80% policy.

The Fund's fixed income instruments may include the following, among others:

•  corporate debt securities, including convertible securities and corporate commercial paper;

•  mortgage-backed and other asset-backed securities;

•  inflation-indexed bonds issued both by governments and corporations;

•  structured notes, including hybrid or "indexed" securities and event-linked bonds;

•  loan participations and assignments;

•  delayed funding loans and revolving credit facilities;

•  bank certificates of deposit, fixed time deposits and bankers' acceptances;

•  repurchase agreements and reverse repurchase agreements;

•  debt securities or other obligations issued by states, provinces or local governments and their subdivisions, agencies, authorities and other government-sponsored enterprises;

•  obligations of international agencies or supranational entities; and

•  derivatives based on the return of fixed income instruments.

THE FUNDS
4

DEVELOPING LOCAL MARKETS FUND

The average portfolio duration of the Fund will vary. Under normal market conditions, the average portfolio duration is not expected to exceed eight years.

MAIN RISKS

The main risks of the Fund include currency risk, the risks of investing in foreign securities in foreign markets, the risks of investing in derivatives, liquidity risk, the risks from leverage, interest rate risk, credit risk, the risk of changes in tax treatment, and the risks related to portfolio turnover. These risks are discussed in more detail below.

Foreign Currencies. The Fund is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Foreign Currency-Related Transactions. The Fund may engage in foreign currency-related transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may be required to segregate or "earmark" assets determined to be liquid by Lord Abbett to cover its obligations under forward foreign currency exchange contracts.

The Fund's use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund's returns could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short

Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point, and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

THE FUNDS
5

DEVELOPING LOCAL MARKETS FUND

periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

Foreign Investments. Foreign investments generally pose greater risks than domestic investments. Foreign markets and their investments may not be subject to the same degree of regulation as U.S. markets. Key information about an issuer, security, or market may be inaccurate or unavailable. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.

Developing or Emerging Market Investments. The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Derivatives. The risks associated with derivatives may be different and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for further information concerning futures contracts and related options, listed options on securities, and swaps and similar transactions.

Liquidity. The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk,

THE FUNDS
6

DEVELOPING LOCAL MARKETS FUND

since these investments may be difficult to buy or sell. Illiquid securities may lower the Fund's returns since the Fund may be unable to sell these securities at its desired time or price.

Leverage. Certain of the Fund's transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund's holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. There is no assurance that the Fund will be able to employ leverage successfully.

Debt Securities. The Fund is subject to the general risks and considerations associated with investing in debt securities, including interest rate risk. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities and an investment in the Fund are likely to decline.

High-Yield Debt Securities. High-yield debt securities, or junk bonds, may be more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for junk bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater fluctuations.

Potential for Changes in Tax Treatment. The Fund intends to continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under subchapter M, at least 90% of the Fund's gross income for each taxable year must be "qualifying income." The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax

THE FUNDS
7

DEVELOPING LOCAL MARKETS FUND

law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund's foreign currency gains as nonqualifying income.

Portfolio Turnover Rate. The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and may be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended December 31, 2007, the Fund's portfolio turnover rate was 301.30%. This rate varies from year to year. High turnover increases transaction costs, may increase taxable capital gains, and may adversely affect performance.

General. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
8

DEVELOPING LOCAL MARKETS FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

The bar chart and tables show performance of the Fund during periods when the Fund operated under the name "Lord Abbett Global Income Fund," and followed a global income strategy, primarily investing in high-quality and investment grade debt securities of domestic and foreign companies, generally located in developed countries.

Bar Chart (per calendar year) — Class I Shares*

Best Quarter 3rd Q '07 +4.39%  Worst Quarter 1st Q '05 -2.53%

  *  The Fund implemented its current investment strategy effective June 29, 2007. The performance of the Fund for periods prior to June 29, 2007 is not representative of the Fund's current investment strategy. The change in investment approach may affect the Fund's performance in the future.

The total return of the Fund's Class I shares for the three-month period from January 1, 2008 through March 31, 2008 was 2.86%.

SYMBOLS:
CLASS I	LDMYX

THE FUNDS
9

DEVELOPING LOCAL MARKETS FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The Fund believes that the JPMorgan Emerging Local Markets Index Plus (ELMI+) is a more appropriate index than the Lehman Brothers Global Aggregate Bond Index in light of the composition of the Fund's portfolio under its revised strategy, and therefore will remove the Lehman Brothers Global Aggregate Bond Index from the 2009 Prospectus.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns*

(for periods ended December 31, 2007)

	1 Year	Life of Fund(1)
Class
Class I Shares Return Before Taxes	8.20%	4.36%
Return After Taxes on Distributions†	4.64%	1.80%
Return After Taxes on Distributions and Sale of Fund Shares†	5.26%	2.21%
Index
Lehman Brothers Global Aggregate Bond Index(2) (reflects no deductions for fees, expenses, or taxes)	9.41%	4.90	%(3)
JPMorgan Emerging Local Markets Index Plus (ELMI+)(2) (reflects no deduction for fees, expenses, or taxes)	16.04%	12.20	%(3)

  *  The Fund implemented its current investment strategy effective June 29, 2007. The performance of the Fund for periods prior to June 29, 2007 is not representative of the Fund's current investment strategy. The change in investment approach may affect the Fund's performance in the future.

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sales of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for the Class I is 10/19/2004.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (3)  Represents total return for the period 10/31/2004 to 12/31/2007 to correspond with the period shown.

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10

DEVELOPING LOCAL MARKETS FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.50%
Total Other Expenses(2)	0.64%
Interest Expense(3)	0.01%
Other Expenses(2)(4)	0.63%
Total Operating Expenses(2)	1.14%
Expense Reimbursement(5)	(0.18)%
Net Expenses(5)	0.96%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

  (3)  For accounting purposes, "Interest Expense" includes interest and related expenses associated with the Fund's investments.

  (4)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (5)  For the period May 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annual rate of 0.95% of average daily net assets for Class I shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$98	$338	$604	$1,364

Your expenses would be the same if you did not redeem your shares.

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11

GLOBAL ALLOCATION FUND

(formerly Global Equity Fund)

GOAL

The Fund's investment objective is total return.

PRINCIPAL STRATEGY

The Fund is a "fund of funds" – meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund allocates its assets to domestic and foreign equity securities and fixed income securities by investing in a weighted combination of other funds managed by Lord, Abbett & Co. LLC that hold such instruments. Generally, the Fund will invest principally in underlying funds that primarily invest in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The Fund may emphasize its exposure to foreign securities if Lord Abbett believes that such securities have the potential to outperform domestic securities. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless Lord Abbett deems market conditions to be unfavorable for the Fund, in which case the Fund will invest at least 30%) in underlying funds that invest substantially in equity or fixed income securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund, through its investments in underlying funds, will allocate its assets among various regions and at least three different countries, including the United States.

The underlying funds may invest in a broad range of domestic, foreign and multinational equity securities (including common and preferred stocks, warrants and similar instruments), fixed income securities (which may include investment grade or high-yield debt securities and mortgage-related

We, the Fund, or Global Allocation Fund refers to the Lord Abbett Global Allocation Fund (formerly known as the Global Equity Fund or Equity Series), a portfolio or series of Lord Abbett Global Fund, Inc. (the "Company").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a fund of funds primarily holding underlying funds purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Multinational companies are those companies that conduct their business operations and activities in more than one country.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency"), or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.

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GLOBAL ALLOCATION FUND

securities) and money market instruments. As a result, the Fund's performance and risks proportionately mirror the performance and risks of the securities held by the underlying funds in which it invests. The Fund generally seeks to allocate its assets to domestic and foreign equity securities and fixed income securities in a proportion that the manager believes is best suited to achieving the Fund's investment objective in light of current market conditions. The Fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. For more information about the underlying funds, see "Appendix A: Underlying Funds" below.

MAIN RISKS

The value of the Fund's investments will fluctuate in response to various factors related to domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Fund invests through its underlying funds. Because equity and fixed income investments can move in different directions or to different degrees, fixed income investments may counteract some of the volatility experienced by equity holdings, but the diminished risk that may accompany this investment approach also may result in lower returns.

The Fund is subject to the risks of investing in securities of non-U.S. issuers, including those located in developing or emerging countries. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation, less government regulation, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to foreign currency transactions, there is no guarantee that these transactions will be successful. They may lower the Fund's return or result in significant losses. The securities markets of developing or emerging countries tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

The value of an equity investment will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. If assessments of a company's value or prospects for market appreciation or market conditions are wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund is subject to the risks of investing in the securities of large companies, including the risk that

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GLOBAL ALLOCATION FUND

such securities may not perform as well as the broader equity markets for periods of time. The Fund also is subject to the risks of investing in the securities of mid- and small-cap companies, which may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in mid- or small-cap company stocks, subjecting them to greater price fluctuations than larger company stocks.

The value of a fixed income investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. Longer-term securities usually are more sensitive to interest rate changes than shorter-term securities. Mortgage-related securities, including those of such government-sponsored enterprises as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There also is the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest, a risk that is greater with high yield bonds (sometimes called "junk bonds"). Some issuers, particulary of high yield bonds, may default as to principal and/or interest payments after purchase. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations than investment grade debt securities, as well as additional risks.

The Fund is subject to the risks of investing in derivatives. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund's returns to the extent that an underlying fund is unable to sell these securities at the desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether an underlying fund's use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer.

The Fund is subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's underlying funds – and, thus, the Fund itself – to underperform relevant benchmarks or other funds with a similar

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GLOBAL ALLOCATION FUND

investment objective. You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

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GLOBAL ALLOCATION FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

The bar chart and table below show performance of the Fund during periods when it operated under the name "Lord Abbett Global Equity Fund" and pursued an investment objective of long-term growth of capital and income consistent with reasonable risk by investing directly in equity securities of large domestic and foreign companies. Effective on or about July 1, 2008, the Fund will implement its present global allocation strategy. This change is likely to affect the Fund's performance in the future.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '06 +7.66%  Worst Quarter 2nd Q '06 -2.21%

The total return of the Fund's Class I shares for the three-month period from January 1, 2008 through March 31, 2008 was -8.80%.

SYMBOL:
CLASS I	LGEYX

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GLOBAL ALLOCATION FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of a broad-based securities market index.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2007)

	1 Year	Life of Fund(1)
Class
Class I Shares Return Before Taxes	12.25%	16.09%
Return After Taxes on Distributions†	8.97%	13.79%
Return After Taxes on Distributions and Sale of Fund Shares†	9.02%	12.89%
Index
MSCI World Index ("With Gross Dividends")(2)(3) (reflects no deductions for fees, expenses, or taxes)	9.57%	16.31%
MSCI World Index ("With Net Dividends")(2)(3) (reflects no deductions for fees or expenses, but reflects deduction of withholding taxes)	9.04%	15.75%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sales of Fund shares. The benefit of the tax loss (to the extent that it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for Class I shares is 10/19/2004.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

  (3)  The MSCI World Index ("With Gross Dividends") assumes reinvestment of all dividends and distributions. The MSCI World Index ("With Net Dividends") reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI World Index.

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GLOBAL ALLOCATION FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)(3)	0.25%
Other Expenses(2)(3)	0.50%
Acquired Fund Fees and Expenses(3)(4)(5)	0.99%
Total Operating Expenses(3)	1.74%
Management Fee Waiver and Expense Reimbursement(6)	(0.74)%
Net Expenses(6)(7)	1.00%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

  (4)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders of the Fund indirectly bear the Class I share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

  (5)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

  (6)  For the period July 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to waive its management fee and reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.00% of average daily net assets for Class I shares.

  (7)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.99% for Class I shares.

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GLOBAL ALLOCATION FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of Class I expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$102	$450	$850	$1,968

Your expenses would be the same if you did not redeem your shares.

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ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by each Fund and the Global Allocation Fund's underlying funds, and some of the risks associated with those techniques. References to the underlying funds also include the Funds, as applicable.

Adjusting Investment Exposure. Each Fund and each of the underlying funds will be subject to the risks associated with investments. Each Fund and each of the underlying funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund or an underlying fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Convertible Securities. The Funds and the underlying funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Depositary Receipts. Certain of the underlying funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

Derivatives. The Funds and certain of the underlying funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks or to increase potential returns. A Fund or an underlying fund may use derivatives as a substitute for investing directly in securities and currencies, as part of a hedging strategy, or for other purposes related to the management of the Fund or the underlying fund. The risks associated with derivatives, such as forward contracts, futures and options, may be different and greater than the risks associated with directly investing in securities and other

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investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Whether a Fund's or underlying fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, a Fund's or underlying fund's performance could suffer.

Developing or Emerging Market Investments. Each Fund and certain of the underlying funds may invest in developing or emerging market investments. These investments tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain developing or emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Diversification. The Developing Local Markets Fund is a nondiversified mutual fund. This means that the Developing Local Markets Fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the value of the Developing Local Markets Fund's investments may be more affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund would be. The Global Allocation Fund is a diversified mutual fund, meaning that the Fund limits the amount of its assets invested in a single company or industry, although it may invest in the securities of one or more registered management investment companies to the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Foreign Currencies. Each Fund and certain of the underlying funds is subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Foreign Currency-Related Transactions. Each Fund and certain of the underlying funds may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts (a type of forward contract) and invest in foreign currency futures contracts and options on foreign currencies and futures. Certain of the underlying funds may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow an underlying fund to lock in a specified exchange rate for a period of time. They may also be used to increase the underlying fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the underlying fund's exposure to foreign currency fluctuations from one country to another.

In the case of an underlying fund's currency-related transactions, their use involves the risk that Lord Abbett will not accurately predict currency movements, and the underlying fund's return could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by an underlying fund which are denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

For more information on the Developing Local Markets Fund's use of foreign currency-related transactions see "The Funds – Developing Local Markets Fund."

Foreign Securities. Certain of the underlying funds may invest in securities of companies principally based outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. Each Fund and certain of the underlying funds may enter into financial futures contracts and options thereon as a substitute for taking a position in an underlying asset, to increase

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returns, for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter ("OTC") market. The Funds and underlying funds are not registered as, nor are they subject to registration or regulation as, commodity pool operators under the Commodity Exchange Act.

Leverage. Certain of each Fund's and underlying fund's transactions (including, among others, forward currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing, for investment purposes, may increase volatility in a Fund or an underlying fund by magnifying the effect of changes in the value of a Fund's or underlying fund's holdings. The use of leverage may cause investors in a Fund or an underlying fund to lose more money in adverse environments than would have been the case in the absence of leverage. A Fund or an underlying fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. There is no assurance that a Fund or an underlying fund will be able to employ leverage successfully.

Liquidity. Each Fund and certain of the underlying funds may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market and credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower a Fund's or underlying fund's returns since a Fund or an underlying fund may be unable to sell these securities at its desired time or price.

Mid-Sized and Small-Company Stocks. Certain of the underlying funds may invest in mid-sized and small-company stocks. Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. Reduced liquidity subjects mid-sized and small-company stocks to greater price fluctuations than larger company stocks.

Options. Each Fund and certain of the underlying funds may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A "call option" is a contract

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23

sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund or an underlying fund is covered when, among other things, a Fund or an underlying fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

Each Fund and certain of the underlying funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices, currencies or futures. The Funds and underlying funds also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Funds and underlying funds of options and options on futures will be subject to Lord Abbett's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Mortgage-Related and Other Asset-Backed Securities. The Developing Local Markets Fund and certain of the underlying funds may invest in mortgage-related securities and also may invest in other asset-backed securities. The value of these securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage or other assets; an unexpected change in the rate of principal payments may cause these securities to perform poorly. Early repayment of principal on some of these securities may deprive the Fund or an underlying fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Portfolio Turnover Rate. Each Fund and certain of the underlying funds may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and may be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended December 31, 2007, the Developing Local Markets Fund's portfolio turnover rate was 301.30% and

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the Global Allocation Fund's portfolio turnover rate was less than 100%. These rates vary from year to year. High turnover increases transaction costs, may increase taxable capital gains and may adversely affect performance.

Risks of Options and Futures. Fund or underlying fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' or underlying funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Supranational Organizations. These are entities designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank.

Swap and Similar Transactions. Each Fund and certain of the underlying funds may enter into interest rate, equity index, credit, currency and total return swap agreement, swaptions (options on swaps) and similar transactions. A Fund or an underlying fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Funds and underlying funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Temporary Defensive Investments. At times each Fund or an underlying fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities and comparable foreign fixed income securities. These investments could reduce the

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benefit from any upswing in the market and prevent a Fund or an underlying fund from achieving its investment objective.

Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.lordabbett.com under the relevant Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geopolitical, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

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MANAGEMENT

Board of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board's approval is available in each Fund's Annual Report to Shareholders for each fiscal year ended December 31.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $103 billion in 51 mutual fund portfolios and other advisory accounts as of May 30, 2008.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about investment manager compensation, other accounts managed, and ownership of Fund shares.

Developing Local Markets Fund. Jerald M. Lanzotti and Timothy F. Kearney are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Lanzotti, Partner and Portfolio Manager – Fixed Income – Taxable, joined Lord Abbett in 1996 and has been a member of the team since 1997. Mr. Kearney, Portfolio Manager – Fixed Income – Taxable, joined Lord Abbett in 2008 and has been a member of the team since 2008. He was formerly Senior Managing Director – Equity Research and Senior Economist at Bear Stearns.

Global Allocation Fund. Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of the Fund's assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert S. Dow, Senior Partner and Chief Executive Officer; Robert I Gerber, Partner and Chief Investment Officer; Christopher J. Towle, Partner and Director – Fixed Income – High Yield; Harold E. Sharon, Partner and Director – Equity Investments – International Core Equity; Charles P. Massare, Partner and Director of Risk Management; and Robert P. Fetch, Partner and Director – Equity Investments – Small Cap Value. Messrs. Dow, Gerber, Towle, Massare, and Fetch

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joined Lord Abbett in 1972, 1997, 1987, 1998, and 1995, respectively. Messrs. Gerber and Towle have been members of the Asset Allocation Committee since 2005. Mr. Massare became a member of the Asset Allocation Committee in 2006, and Messrs. Dow and Fetch became members in 2007. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Messrs. Dow, Gerber, Towle, Sharon, Massare, and Fetch are jointly and primarily responsible for the day-to-day management of the Fund and have managed the Fund since 2008.

Management Fee. Lord Abbett is entitled to an annual management fee based on the Developing Local Markets Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and
0.45% on the Fund's average daily net assets over $1 billion.

Lord Abbett is entitled to an annual management fee of 0.25% on the Global Allocation Fund's average daily net assets. The fee is calculated daily and payable monthly. Lord Abbett has contractually agreed to waive its fee for the period from July 1, 2008 through April 30, 2009.

For the fiscal year ended December 31, 2007, the management fees paid to Lord Abbett were at an effective annual rate of 0.50% for the Developing Local Markets Fund and 0.75% for the Global Allocation Fund, of each Fund's average daily net assets. Effective July 1, 2008, the Global Allocation Fund's management fee rate was reduced from an effective annual rate of 0.75% of the Fund's average daily net assets to 0.25%. In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund's average daily net assets, with the exception of the Global Allocation Fund, which pays no such fee. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

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YOUR INVESTMENT

AVAILABILITY OF CLASS I SHARES

Who May Invest? Class I shares are currently available for purchase by the following entities:

•  Registered investment advisers ("Adviser") investing on behalf of clients, provided that the Adviser:

(i)  is not affiliated or associated with a broker or dealer primarily engaged in the retail securities business ("Broker-Dealer");

(ii)  derives its compensation for its services exclusively from its clients for such advisory services; and

(iii)  has entered into an appropriate agreement with the Fund and/or Lord Abbett Distributor LLC for such purchases.

•  Institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $10 million, that were not introduced to Lord Abbett by persons associated with a Broker-Dealer.

•  Each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as a fund of funds.

In addition, Class I shares may be available for purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with and agreeable to the Fund and/or Lord Abbett Distributor specifically for such purchases. Financial Intermediaries should contact Lord Abbett Distributor to determine whether the Financial Intermediary may be eligible for such purchases.

How Much Must You Invest? You may buy the Fund's shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment

As used in the section "Your Investment," the term "Fund" refers to each of the Funds described in this Prospectus unless explicitly stated otherwise.
Effective September 28, 2007, the Fund's Class Y shares were renamed Class I shares.
Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients.
Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

YOUR INVESTMENT
29

dealer or send the money to the Fund (P.O. Box 219336, Kansas City, MO 64121). The minimum initial investment is $1 million, except for (1) certain purchases through or by Financial Intermediaries or Advisers that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

PURCHASES

Proper Form. You may purchase Class I shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. No sales charges apply. An initial purchase order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interests of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the New York Stock Exchange LLC ("NYSE"), or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 888-666-0022, Institutional Trading Department, to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include

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your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include your account number and your name.

REDEMPTIONS

Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 888-522-2388.

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

Online. If you have direct account access privileges, you may submit a redemption request online by logging onto www.lordabbett.com and entering your account information and personal identification data.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

If you have direct account access privileges, redemption proceeds may be paid by electronic transfer via an automated clearing house ("ACH") deposit to your bank account on record with the Fund; otherwise, normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

Telephone and Online Transactions. For your security, telephone and online transactions requests are recorded. We will take measures to verify the identity of the person calling or submitting a request online, such as asking for your name, account number, personal identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone or online that it reasonably believes to be genuine.

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If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

• a redemption check payable to a bank other than the bank we have on file; or

• a redemption for $50,000 or more.

By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Department (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

• In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Developing Local Markets Fund declares dividends from its net investment income daily and expects to pay them to its shareholders monthly, while the Global Allocation Fund expects to pay its shareholders such income dividends quarterly. Each Fund distributes any net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.

For U.S. federal income tax purposes, a Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However,

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distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

OTHER SERVICES FOR FUND INVESTORS

Telephone and Online Purchases and Redemptions. Shareholders, other than shareholders who hold their shares in an account maintained by a broker-dealer, may have direct account access privileges with the Fund, which allows shareholders to purchase or redeem shares by telephone or online. For new accounts, you may obtain direct account access privileges by completing the Account Application (including providing your bank information) and indicating that you wish telephone or online trading privileges. For existing accounts, you may obtain telephone or online trading privileges by submitting an Application for ACH Electronic Funds Transfer.

Transactions by telephone or online may be difficult to submit during times of drastic economic or market changes or during other times where communications may be difficult. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•  Security. The Fund and its service providers employ verification and security measures for your protection. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•  Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

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•  No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a transaction submitted once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

•  Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

•  Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your account to cover such losses, fees and expenses.

Telephone Exchange Privilege. Class I shares may be exchanged without a service charge for Class I shares of any Eligible Fund among the Lord Abbett-sponsored funds.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's Prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interests of the Funds and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.
Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class I shares.

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OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is

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likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund

Retirement and Benefit Plans include qualified and nonqualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus. Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

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separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CSDC") or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these

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circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The

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nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you – when you open an account, we will require your name, address, date and place of organization or date of birth, taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Pricing of Fund Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

The Global Allocation Fund's NAV is calculated based upon the NAVs of the underlying funds in which the Global Allocation Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. A summary follows. When used below, the term "Fund" refers to the Developing Local Markets Fund and each underlying fund.

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In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

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Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this Prospectus. The payments may be for activities including but not limited to the following:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes;

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges"); and/or

•  any other permissible activity that Lord Abbett or Lord Abbett Distributor, in its sole discretion, believes would facilitate sales of Fund shares.

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders.

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The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the amount of any additional payments to Dealers. These factors include, but are not limited to, the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups most Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The tiered payments generally range from 0.02% to 0.10% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments generally ranging from 0.05% to 0.15% of the related Lord Abbett Funds' assets and/or sales. However, Lord Abbett or Lord Abbett Distributor from time to time may pay revenue sharing in excess of these amounts to cultivate new relationships with Dealers it believes have the potential to sell significant amounts of Fund shares. In such cases, Lord Abbett expects that over time, as these relationships grow, the

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amount of revenue sharing paid to such Dealers would conform to levels that fall within the ranges described above. The payments may not include payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. On occasion, Lord Abbett also may make payments to Dealers on a basis unrelated to its assessment of the prospects for a long-term distribution relationship. Not all Dealers receive revenue sharing payments and the amount of revenue sharing may vary for different Dealers. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's method of calculating revenue sharing payments may be different from the methods that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

YOUR INVESTMENT
44

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your intermediary provides these services, Lord Abbett or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this Prospectus, such as a transaction based fee or other fee for

YOUR INVESTMENT
45

its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's Statement of Additional Information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

YOUR INVESTMENT
46

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds' performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Funds would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds' independent registered public accounting firm, in conjunction with their annual audits of the Funds' financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2007 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

FINANCIAL INFORMATION
47

DEVELOPING LOCAL MARKETS FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Year Ended 12/31			10/19/2004(a) to
	2007	2006	2005	12/31/2004
Per Share Operating Performance
Net asset value, beginning of period	$6.85	$6.80	$7.66	$7.38
Investment operations:
Net investment income(b)	.25	.21	.20	.04
Net realized and unrealized gain (loss)	.29	.17	(.60)	.37
Total from investment operations	.54	.38	(.40)	.41
Distributions to shareholders from:
Net investment income	(.66)	(.33)	(.46)	(.13)
Net asset value, end of period	$6.73	$6.85	$6.80	$7.66
Total Return(c)	8.20%	5.75%	(5.28)%	5.79	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	.77%	.95%	.95%	.21	%(d)
Expenses, excluding interest expense, including expense reductions and expenses assumed	.77%	.95%	.95%	.21	%(d)
Expenses, excluding expense reductions and expenses assumed	1.45%	1.08%	1.03%	.21	%(d)
Net investment income	3.64%	3.03%	2.71%	.57	%(d)
Supplemental Data:
Net assets, end of period (000)	$888	$1,041	$564	$577
Portfolio turnover rate	301.30%	271.35%	194.12%	260.11	%(d)

  (a)  Commencement of offering of class shares.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION
48

GLOBAL ALLOCATION FUND

(formerly Global Equity Fund)

FINANCIAL HIGHLIGHTS

	Class I Shares
	Year Ended 12/31			10/19/2004(a) to
	2007	2006	2005	12/31/2004
Per Share Operating Performance
Net asset value, beginning of period	$13.19	$12.25	$11.76	$10.54
Investment operations:
Net investment income(b)	.11	.09	.09	–	(d)
Net realized and unrealized gain	1.49	2.14	.92	1.22
Total from investment operations	1.60	2.23	1.01	1.22
Distributions to shareholders from:
Net investment income	(.08)	(.09)	(.09)	–
Net realized gain	(1.53)	(1.20)	(.43)	–
Total distributions	(1.61)	(1.29)	(.52)	–
Net asset value, end of period	$13.18	$13.19	$12.25	$11.76
Total Return(c)	12.25%	18.46%	8.64%	11.57	%(e)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses assumed	1.25%	1.25%	1.25%	.33	%(e)
Expenses, including expense reductions and expenses assumed	1.25%	1.25%	1.25%	.33	%(e)
Expenses, excluding expense reductions and expenses assumed	1.36%	1.48%	1.58%	.33	%(e)
Net investment income	.78%	.70%	.77%	.02	%(e)
Supplemental Data:
Net assets, end of period (000)	$804	$582	$478	$460
Portfolio turnover rate	87.01%	95.23%	97.65%	170.93	%(e)

  (a)  Commencement of offering of class shares.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Amount is less than $.01.

  (e)  Not annualized.

FINANCIAL INFORMATION
49

APPENDIX A: UNDERLYING FUNDS

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•  Lord Abbett Affiliated Fund ("Affiliated Fund")

•  Lord Abbett All Value Fund ("All Value Fund")

•  Lord Abbett America's Value Fund ("America's Value Fund")

•  Lord Abbett Bond-Debenture Fund ("Bond Debenture Fund")

•  Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund")

•  Lord Abbett Developing Growth Fund ("Developing Growth Fund")

•  Lord Abbett Developing Local Markets Fund ("Developing Local Markets Fund")

•  Lord Abbett Floating Rate Fund ("Floating Rate Fund")

•  Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund")

•  Lord Abbett High Yield Fund ("High Yield Fund")

•  Lord Abbett Income Fund ("Income Fund")

•  Lord Abbett International Core Equity Fund ("International Core Equity Fund")

•  Lord Abbett International Dividend Income Fund ("International Dividend Income Fund")

•  Lord Abbett International Opportunities Fund ("International Opportunities Fund")

•  Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund")

•  Lord Abbett Large-Cap Growth Fund ("Large Cap Growth Fund")

•  Lord Abbett Micro-Cap Growth Fund ("Micro Cap Growth Fund")

•  Lord Abbett Micro-Cap Value Fund ("Micro Cap Value Fund")

•  Lord Abbett Mid-Cap Value Fund ("Mid Cap Value Fund")

•  Lord Abbett Short Duration Income Fund ("Short Duration Income Fund")

•  Lord Abbett Small-Cap Blend Fund ("Small Cap Blend Fund")

•  Lord Abbett Small-Cap Value Fund ("Small Cap Value Fund")

•  Lord Abbett Total Return Fund ("Total Return Fund")

•  Lord Abbett Value Opportunities Fund ("Value Opportunities Fund")

APPENDIX

The table below sets forth for the Global Allocation Fund the approximate current percentage of net assets that Lord Abbett normally expects to be allocated to underlying funds by category (equity funds, fixed income funds, and international funds) that primarily invest in equity securities, debt securities, and international companies, respectively ("Approximate Target Allocation"). The Approximate Target Allocation percentages in the table below apply at the time of an investment in an underlying fund. For purposes of the Approximate Target Allocation, the Global Allocation Fund's net assets do not include cash or cash equivalent transactions.

Underlying Funds By Category	Approximate Target Allocation
Equity	75%
Fixed Income	25%
International	100% maximum

APPENDIX

The Global Allocation Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an "X") in which the Global Allocation Fund may invest. The Global Allocation Fund may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior notice or shareholder approval.

US Equity Funds
Affiliated Fund	X
All Value Fund	X
Developing Growth Fund	X
Growth Opportunities Fund	X
Large Cap Core Fund	X
Large Cap Growth Fund	X
Micro Cap Growth Fund	X
Micro Cap Value Fund	X
Mid Cap Value Fund	X
Small Cap Blend Fund	X
Small Cap Value Fund	X
Value Opportunities Fund	X
International Equity Funds
International Core Equity Fund	X
International Dividend Income Fund	X
International Opportunities Fund	X
International Fixed Income Fund
Developing Local Markets Fund	X
US Equity/Fixed Income Fund
America's Value Fund	X
US Fixed Income Funds
Bond Debenture Fund	X
Core Fixed Income Fund	X
Floating Rate Fund	X
High Yield Fund	X
Income Fund	X
Short Duration Income Fund	X
Total Return Fund	X

APPENDIX

The following is a concise description of the investment objectives and practices of each underlying fund in which the Global Allocation Fund may invest. No offer is made in this Prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our Website at www.lordabbett.com.

Affiliated Fund

•  Seeks long-term growth of capital and income without excessive fluctuations in market value.

•  Normally invests at least 80% of its net assets in equity securities of large, seasoned U.S. and multinational large companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index. In selecting investments, the fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

All Value Fund

•  Seeks long-term growth of capital and income without excessive fluctuations in market value.

•  Purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Normally invests at least 50% of its net assets in equity securities of large, seasoned companies. The fund may invest its remaining assets in mid-sized and small company equity securities.

America's Value Fund

•  Seek current income and capital appreciation.

•  Normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. Under normal circumstances, the fund invests at least 50% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the

APPENDIX

United States. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

Bond Debenture Fund

•  Seeks high current income and the opportunity for capital appreciation to produce a high total return.

•  Normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, debentures and other fixed income securities. The fund considers bonds and debentures to include, among other things, the following fixed income securities: all types of mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. The fund allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the fund invests in each of the four sectors described above. However, the fund may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the fund's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The fund may invest up to 20% of its net assets in equity securities. Under normal circumstances, the duration of the fund's portfolio of fixed income securities will be between three and seven years with an average effective portfolio maturity of five to twelve years.

Core Fixed Income Fund

•  Seeks income and capital appreciation to produce a high total return.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The fund expects to maintain its average duration range within two years of the bond

APPENDIX

market's duration as measured by the Lehman Brothers U.S. Aggregate Bond Index (currently approximately four and one-half years).

Developing Growth Fund

•  Seeks long-term growth of capital through a diversified and actively managed portfolio of developing growth companies, many of which are traded over the counter.

•  Normally invests at least 65% of its net assets in equity securities of companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index. This range varies daily.

Developing Local Markets Fund

•  Seeks high total return.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. The fund may invest substantially in forward foreign currency contracts or other derivatives such as options, futures contracts, and swap agreements.

Floating Rate Fund

•  Seeks a high level of current income.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. May invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord Abbett to be of comparable quality. May invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. May invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities, second lien loans, fixed-rate debt securities and repurchase agreements. May invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and foreign securities, including emerging market securities.

Growth Opportunities Fund

•  Seeks capital appreciation.

•  Uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Normally invests at least 65% of its

APPENDIX

net assets in equity securities of midsized companies within the market capitalization range of the Russell Mid Cap® Index. This range varies daily.

High Yield Fund

•  Seeks high current income and the opportunity for capital appreciation to produce a high total return.

•  Normally invests in high yield debt securities, which entail greater risks than investments in higher rated or investment grade debt securities. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States, and may invest up to 20% of its net assets in municipal bonds.

Income Fund

•  Seeks high level of income consistent with preservation of capital.

•  Normally invests at least 65% of its net assets in investment grade debt securities of various types. The fund invests primarily in investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), foreign securities (including emerging market securities), floating or adjustable rate senior loans, convertible securities and preferred stocks.

International Core Equity Fund

•  Seeks long-term capital appreciation.

•  Primarily invests in a diversified portfolio of equity securities of large foreign companies that it believes are undervalued. The fund normally will diversify its investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization at the time of purchase in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index®. This range varies daily.

APPENDIX

International Dividend Income Fund

•  Seeks a high level of total return.

•  Primarily invests in a diversified portfolio of dividend paying equity securities of foreign companies that we believe are undervalued. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world, including emerging market countries, and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying securities. The fund will provide shareholders with 60 days' notice of any change in the latter policy. The fund's investment approach seeks to highlight undervalued companies that provide total return from both capital appreciation and dividend income. The fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. The fund uses a bottom-up investment research approach to identify companies we believe to be attractive, long-term investment opportunities.

International Opportunities Fund

•  Seeks long-term capital appreciation.

•  Primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world. The fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The fund may invest its remaining assets in equity securities of larger companies.

Large Cap Core Fund

•  Seeks growth of capital and growth of income consistent with reasonable risk.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The fund invests in the full spectrum of large companies including those with value or growth characteristics. A large company is defined as a company having a market capitalization at the time of

APPENDIX

purchase that falls within the market capitalization range of companies in the Russell 1000® Growth Index. This range varies daily.

Large Cap Growth Fund

•  Seeks long-term capital growth.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Growth Index. This range varies daily.

Micro Cap Growth Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. A micro-cap company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Growth Index. This range varies daily.

Micro Cap Value Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. A micro-cap company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Value Index. This range varies daily.

Mid Cap Value Fund

•  Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap® Index. This range varies daily.

APPENDIX

Short Duration Income Fund

•  Seeks a high level of income consistent with preservation of capital.

•  Normally invests at least 65% of its net assets in investment grade debt securities of various types. The fund invests primarily in short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), non-U.S. debt securities denominated in foreign currencies and floating or adjustable rate senior loans.

Small Cap Blend Fund

•  Seeks long-term growth of capital by investing primarily in stocks of small companies.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The fund invests in a blend of growth stocks and value stocks. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index. This range varies daily.

Small Cap Value Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to Lord Abbett's assessment of their potential value. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index. This range varies daily.

Total Return Fund

•  Seeks income and capital appreciation to produce a high total return.

•  Invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "junk bonds"); and

APPENDIX

securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

Value Opportunities Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500® Index. This range varies daily.

APPENDIX

NOTES:

NOTES:

NOTES:

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.
By mail. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and perfomance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available, free of charge, at www.lordabbett.com and through other means as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus). The SAI is available at www.lordabbett.com and through other means, as indicated on the left.

Lord Abbett Global Fund, Inc.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC

LAGF-I-1
(7/08)

SEC File Number: 811-05476

`LORD ABBETT

Statement of Additional Information	July 1, 2008

LORD ABBETT GLOBAL FUND

Lord Abbett Developing Local Markets Fund

Lord Abbett Global Allocation Fund

 (Class A, B, C, F, P, R2, and R3 Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973.  This SAI relates to, and should be read in conjunction with, the Prospectus for Lord Abbett Developing Local Markets Fund, formerly Income Series (“Developing Local Markets Fund”) and Lord Abbett Global Allocation Fund, formerly Lord Abbett Global Equity Fund (“Global Allocation Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated July 1, 2008. Certain capitalized terms used throughout this SAI are defined in the Funds’ Prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388.  The Funds’ Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Global Fund, Inc. (the “Company”) was incorporated in Maryland on February 23, 1988.  The Company has 1,120,000,000 shares of authorized capital stock $.001 par value per share.  The Company has two series, both of which are offered by this SAI: Developing Local Markets Fund and Global Allocation Fund.  The Developing Local Markets Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and the Global Allocation Fund is a diversified open-end management investment company registered under the Act.  The Developing Local Markets Fund and the Global Allocation Fund each have eight classes of shares: Classes A, B, C, F, I, P, R2 and R3.  The Board of Directors (the “Board”) will allocate these authorized shares of capital stock among the classes from time to time.  Class P shares of the Global Allocation Fund are not offered to the general public and are not available in all states.   Class A, B, C, F, P, R2, and R3 shares are offered by this SAI.  Effective September 28, 2007, the Funds’ Class Y shares were renamed Class I shares.  The Funds’ Class I shares are described in a separate statement of additional information.

The Developing Local Markets Fund was formerly known as the Income Series (“Global Income Fund”), and changed its name effective June 29, 2007.  The Global Allocation Fund was formerly known as the Equity Series (“Global Equity Fund”) and changed its name, in connection with its change to a fund-of-funds structure, effective July 1, 2008.

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the Prospectus cannot be changed without approval of a majority of the Fund’s outstanding shares (as defined in the Act).  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund’s outstanding shares (as defined in the Act).

Each Fund may not:

(1)

borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law(1);

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds’ investment policies as permitted by applicable law(2));

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(1)           Section 12(a)(1) of the Act currently prohibits each Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

(2)           Section 18(f)(1) of the Act prohibits each Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with the Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

2

(5)

buy or sell real estate (except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

(Developing Local Markets Fund only) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities);

(7)

(Global Allocation Fund only) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities), provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

(8)	issue senior securities to the extent such issuance would violate applicable law; or

(9)

(Global Allocation Fund only) with respect to 75% of its total assets, buy securities of one issuer representing more than (i) 5% of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or (ii) 10% of the voting securities of such issuer, provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to each Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)

invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)

invest in the securities of other investment companies except to the extent permitted by applicable law (the Developing Local Markets Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund’s total assets (included within such limitation, but not to exceed 2% of such Fund’s total assets, are warrants which are not listed on the New York Stock Exchange LLC (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund’s Prospectus and SAI, as they may be amended from time to time; or

(7)

buy from or sell to any of the Company’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than the Company’s shares.

3

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the second and fourth non-fundamental restrictions, with which each Fund must comply at the time of purchase. A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percent of its assets invested in illiquid securities.

Portfolio Turnover Rate.  For the fiscal years ended December 31, 2007 and 2006 the portfolio turnover rates for the Developing Local Markets Fund were 301.30% and 271.35%, respectively, and the portfolio turnover rates for the Global Allocation Fund were 87.01% and 95.23%, respectively.

Additional Information on Portfolio Risks, Investments, and Techniques. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund or in the case of Global Allocation Fund, the underlying funds in which it invests, including their associated risks.  References to a “Fund” or the “Funds” refer to all or certain of the Global Allocation Fund’s underlying funds.

Borrowing Money.  Each Fund and certain underlying funds may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Brady Bonds.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in so-called “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments.  Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.  Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Convertible Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in convertible securities.  Convertible securities are preferred stocks or debt obligations that are convertible into common stock.  Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains on capital appreciation in a rising stock market than equity securities.  They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.  Convertible securities have both equity and fixed income risk characteristics.  Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates.  The market value of convertible securities tends to decline as interest rates increase.  If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.  In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

Debt Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in debt securities, such as bonds, debentures, government obligations,

4

commercial paper and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment adviser, determines the security to be of such quality.

Depositary Receipts.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts.  ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.  For purposes of the Funds’ investment policies, ADRs are treated as foreign securities.

Derivatives.  The Funds and certain underlying funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivative instruments the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.  A Fund’s portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees OTC derivatives.  Therefore, each party to an OTC derivative bears the risk that the counterparty will default.  Accordingly, Lord Abbett will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Each Fund may be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission (“SEC”) or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  With respect to futures contracts and forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional

5

value of such contracts.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Developing Local Markets Fund generally will use its debt securities to cover its obligations relating to these transactions. As a result of their segregation, the debt securities (or any other liquid asset segregated) may not be used for other operational purposes.  Lord Abbett will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of currency contracts or other transactions.

Credit Derivatives.  Each Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If Lord Abbett is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Combined Transactions.  Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

Emerging Markets Debt.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest a portion of its assets in the debt securities or currencies of issuers in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. The risks of investments are usually much greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

6

Equity Securities. Certain of the Global Allocation Fund’s underlying funds may invest in equity securities in accordance with their respective investment objectives and policies. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.  Common stocks, the most familiar type, represent an ownership interest in a company.  The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Transactions.  Each Fund and certain underlying funds may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies.  “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.  To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss.  A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Each Fund may engage in spot transactions and also may use forward contracts.  A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

Each Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.  For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that

7

anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

Each Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). Each Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options.  Each Fund may take positions in options on foreign currencies.  For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter into represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

8

Options normally have expiration dates of up to twelve months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Securities.  Each Fund and certain underlying funds may invest in foreign securities.  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•

Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•

Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•

Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•

Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•

With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

Futures Contracts and Options on Futures Contracts.  The Funds and the underlying funds may engage in futures and options on futures transactions in accordance with their respective investment objectives and policies.  Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

9

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

The Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•

Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•	The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	The counterparty to an OTC contract may fail to perform its obligations under the contract.

Specific Futures Transactions.  Each Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

Each Fund may purchase and sell index futures contracts and options thereon.  An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index.  Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract.  If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio.  Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position).  Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.  Stock index futures contracts are subject to the same risks as other futures contracts.

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Each Fund may purchase and sell interest rate futures contracts and options thereon.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.  Each Fund also may purchase and sell currency futures and options thereon, as described above.

High-Yield or Lower-Rated Debt Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in high-yield debt securities.  High-yield debt securities (also referred to as “lower rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities.  Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Illiquid Securities.  Each Fund and certain underlying funds may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	Domestic and foreign securities that are not readily marketable.

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•

Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  The Developing Local Markets Fund and each underlying fund may invest in securities of the other investment companies subject to limitations prescribed by the Act, except that the Developing Local Markets Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.  The Global Allocation Fund operates as a “fund of funds” that invests substantially all of its assets in certain other Lord Abbett-sponsored funds and therefore is not subject to these limitations.  Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.  Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such

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securities may not perfectly parallel the price movement of the underlying index.  An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Each Fund may invest in foreign countries through investment companies.  Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized.  In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

Mortgage-Related and Other Asset-Backed Securities.   The Developing Local Markets Fund and certain underlying funds may invest a significant portion of their respective assets in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. When a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be

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considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits  (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.  However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Fund may enter into TBA sale commitments to sell mortgage backed securities that the Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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Stripped Mortgage-Backed Securities (“SMBS”).   SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise.  The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities (unrelated to mortgage loans).  Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds.  The Developing Local Markets Fund and certain underlying funds may invest up to 5% of their respective  net assets in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality.  Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities.  Municipal bonds generally are divided into two types:  (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services.  Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors.  As interest rates rise, these investments typically will lose value.  Additional risks that could reduce a Fund’s performance or increase volatility include:  (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Non-U.S. Government and Supranational Debt Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are described above; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary

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Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from other foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their debt. In addition, holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Options.  Each Fund and certain underlying funds may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with their respective investment objectives and policies.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Each Fund may also enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Each Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

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Successful use by a Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.  To the extent Lord Abbett’s predictions are incorrect, a Fund may incur losses.  The use of options can also increase a Fund’s transaction costs.

Over-the-Counter Options.  The Funds may enter into OTC options contracts (“OTC options”).  OTC options differ from exchange-traded options in several respects.  OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses.  However, in writing OTC options, the premium is paid in advance by the dealer.  OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.  Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time.  Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised.  Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary.  Each Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets.  The “liquidity charge” referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Preferred Stock, Warrants, and Rights. Certain underlying funds may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

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REITs. Certain underlying funds may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs are also subject to interest rate risks.

Repurchase Agreements.  Each Fund and certain underlying funds may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund and certain underlying funds may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).  This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund and certain underlying funds may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Securities lending involves the risk that the borrower will fail to return the securities in a timely manner or at all.  Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

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Senior Loans.  Certain of the Global Allocation Fund’s underlying funds may invest in Senior Loans.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Each Fund also may invest in “Participations.” Participations by a Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation.  If a Loan Investor selling a Participation becomes insolvent, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Each Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, each Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent as to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. Each Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term  loan is a facility created by the Borrower in conjunction with an Agent, with the loan

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backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales.   Each Fund and certain underlying funds may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short.  Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Structured Securities and Other Hybrid Instruments.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in structured securities and other hybrid instruments.  Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks.  Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a Reference and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference.  These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

Swap Transactions.  Each Fund and certain underlying funds may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps).  A Fund may enter into these transactions swaps for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so.   A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. A Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, a Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

A Fund may enter into long and short currency positions using swap contracts under which it will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a

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payment from the swap counterparty that is based on the prevailing currency exchange rate. These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, a Fund may enter into a new swap contract. A Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, a Fund may also be required to pay an amount equal to that decline in value to its counterparty.  A Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund also may purchase and write (sell) options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

A Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.  Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to a Fund.  A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide.  Conversely, a Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

Temporary Defensive Investments.  As described in the Prospectus, each Fund and each underlying fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position.  These securities include:

•	U.S. Government Securities.

•

Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•

Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•

Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are

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primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements.

•	Comparable foreign fixed income securities.

U.S. Government Securities. Each Fund and certain underlying funds may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises. Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”).  Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. States Government.

When-Issued or Forward Transactions.  Each Fund and certain underlying funds may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities.  At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value.  Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide their portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.lordabbett.com or otherwise.  The exceptions are as follows:

1.

The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

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2.

The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period; and

3.

The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings. In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Funds that have investment objectives and requirements that may be substantially similar to each Fund.  Such clients also may have portfolios consisting of holdings substantially similar to each Fund’s holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against each Fund based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice.  To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland.  The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board.  As discussed in the Funds’ Annual Report to Shareholders, the Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are “interested persons” of the Company as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series as of June 30, 2008.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996-2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990-2007).	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series as of June 30, 2008.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

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Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 – 2000).

Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 – 2003); Chairman of Warburg Dillon Read, an investment bank (1999 – 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 – 1999); Chief Executive Officer of Dillon, Read & Co. (1994 – 1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1988	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979–1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

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Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996–2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990–2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2008	Partner and Director–Equity Investments–Small Cap Value, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2001	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Executive Vice President	Elected in 1997	Partner and Portfolio Manager– International Fixed Income, joined Lord Abbett in 1996.

Charles P. Massare, Jr. (1948)	Executive Vice President	Elected in 2008	Partner and Director of Risk Management, joined Lord Abbett in 1998.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director–Equity Investments– International Core Equity, joined Lord Abbett in 2003.

Christopher J. Towle (1960)	Executive Vice President	Elected in 2008	Partner and Director– Fixed Income– High Yield, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002–2003).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

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Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years

Timothy F. Kearney (1958)	Vice President	Elected in 2008	Portfolio Manager–Fixed Income– Taxable, joined Lord Abbett in 2008; formerly Senior Managing Director– Equity Research and Senior Economist, Bear Stearns.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director–Equity Investments–Trading, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Assistant General Counsel, joined Lord Abbett in 2006; formerly attorney at Morgan, Lewis & Bockius, LLP (2005–2006); and Stradley Ronon Stevens & Young, LLP (2000–2005).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis.  The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken.  The Audit Committee meets at least quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Directors who are not “interested persons” of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Directors: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.  During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Directors who are not “interested persons” of the Funds.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met five times.   The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Director.  A shareholder who would like to recommend a candidate may write to the Funds.

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The Contracts Committee consists of all Directors who are not “interested persons” of the Funds.  The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

The following table summarizes the compensation paid to each of the directors/trustees of the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for the Independent Directors.  The third column sets forth the total compensation paid by all Lord Abbett—sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

Name of Director	For the Fiscal Year Ended December 31, 2007 Aggregate Compensation Accrued by the Company(1)	For Year Ended December 31, 2007 Total Compensation Paid by the Company and Thirteen Other Lord Abbett-Sponsored Funds(2)

E. Thayer Bigelow	$644	$225,333
William H.T. Bush	$649	$201,333
Robert B. Calhoun, Jr.	$1,393	$233,333
Julie A. Hill	$746	$207,333
Franklin W. Hobbs	$1,246	$209,333
Thomas J. Neff	$1,220	$207,333
James L.L. Tullis	$602	$209,333

(1)           Independent Directors’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its Independent Directors may be deferred at the option of a Director under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Directors. In addition, $25,000 of each Director’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $123, $243, $1,393, $388, $1,246, $1,220, and $123 respectively.

(2)           The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2007, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Funds and other Lord Abbett-sponsored funds as of December 31, 2007.  The amounts shown include deferred compensation to the Directors deemed invested in fund shares.  The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range
Name of Director	Developing Local Markets Fund		Global Allocation Fund		of Equity Securities in Lord Abbett-Sponsored Funds
Robert S. Dow	Over $100,000		Over $100,000		Over $100,000
Daria L. Foster	$10,001	- $ 50,000	$10,001	- $ 50,000	Over $100,000
E. Thayer Bigelow	$1	- $ 10,000	$1	- $ 10,000	Over $100,000
William H. T. Bush	$1	- $ 10,000	$1	- $ 10,000	Over $100,000
Robert B. Calhoun, Jr.	$1	- $ 10,000	$1	- $ 10,000	Over $100,000
Julie A. Hill	$1	- $ 10,000	$1	- $ 10,000	Over $100,000
Franklin W. Hobbs	$1	- $ 10,000	$1	- $ 10,000	Over $100,000
Thomas J. Neff	$10,001	- $ 50,000	Over $100,000		Over $100,000
James L.L. Tullis	$1	- $ 10,000	$1	- $ 10,000	Over $100,000

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Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”).  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to Lord Abbett-sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

4.

Control Persons and Principal Holders of Securities

As of June 5, 2008, the Funds’ officers and directors, as a group, owned approximately 3.85% of Class A shares of Developing Local Markets Fund and approximately 2.46% of Class A shares of Global Allocation Fund.  As of June 5, 2008, to the best of our knowledge, the following record holders held 5% or more of the specified class of such Fund’s outstanding shares:

Developing Local Markets Fund

Edward Jones & Co.	Class A:	26.87%
201 Progress Parkway	Class B:	15.61%
Maryland Heights, MO 63043-3009

Citigroup Global Markets Inc.	Class A:	7.71%
333 West 34th St. – 3rd Floor	Class B:	9.27%
New York, NY 10001-2402	Class C:	18.25%

MLPF&S for the Sole Benefit of its Customers	Class A:	10.95%
4800 Deer Lake Dr. E Floor 3	Class B:	9.54%
Jacksonville, FL 32246-6484	Class C:	27.60%
	Class P:	98.71%

NFS LLC FEBO	Class F:	6.99%
R. David Brooke
653 Briarwood Ct
Antioch, IL 60002-3119

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NFS LLC FEBO	Class F:	5.27%
FBO Elizabeth A. Cmiel
459 Flock Avenue
Naperville IL 60565-6150

NFS LLC FEBO	Class F:	7.04%
FBO Todd Coles
326 Adahi Rd.
SE Vienna, VA 22180-5903

NFS LLC FEBO	Class F:	10.39%
Peggy A. Schmuldt TR
GRINKO GST EXEMPT TRUST – U/A 3/4/96
263 Lehigh Ln
Bloomingdale, IL 6108-1413

NFS LLC FEBO	Class F:	8.32%
FBO Amparo Quinol IRA
9911 N Warren Rd.
Niles, IL 60714-1043

Raymond James & Associates Inc., CSDN	Class F:	12.71%
FBO Charles F. Rhodes IRA
2115 Will James Rd.
Rockford, IL 61109-4854

Raymond James & Associates Inc., CSDN	Class F:	9.71%
FBO Gerard C. Visel IRA
3861 S Weldon Rd.
Winnebago, IL 61088-9555

Raymond James & Associates Inc., CSDN	Class F:	17.32%
FBO Arthur B. Crum IRA
6205 Deepwood Dr.
Cherry Valley Il 61016-9378

Lord, Abbett & Co. LLC*	Class F:	7.66%
90 Hudson Street	Class R2:	100%
Jersey City, NJ 07302	Class R3:	100%

Global Allocation Fund

Edward Jones & Co.	Class A:	43.51%
201 Progress Parkway	Class B:	10.83%
Maryland Heights, MO 63043-3009

Citigroup Global Markets Inc.	Class C:	9.67%
333 West 34th St. – 3rd Floor
New York, NY 10001-2402

MLPF&S for the Sole Benefit of its Customers	Class C:	6.95%
4800 Deer Lake Dr. E Floor 3
Jacksonville, FL 32246-6484

Lord, Abbett & Co. LLC*	Class F:	99.73%
90 Hudson Street
Jersey City, NJ 07302

*         Class F, R2, and R3 shares commenced operations on September 14, 2007. As of June 5, 2008, Lord Abbett owns approximately 100% of certain outstanding share classes. It is anticipated that over time this percentage will decrease.

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Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.  As of June 5, 2008, to the best of our knowledge, the following record holders held 25% or more of a Fund’s outstanding shares:

Global Allocation Fund

Edward Jones & Co.	33.8%
201 Progress Parkway
Maryland Heights, MO 63043-3009

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is each Fund’s investment adviser.  The following partners of Lord Abbett are also officers of the Company:  Joan A. Binstock, Robert P. Fetch, Robert I. Gerber, Jerald M. Lanzotti, Lawrence H. Kaplan, Charles P. Massare, Jr., A. Edward Oberhaus, III, Harold E. Sharon and Christopher J. Towle.  Robert S. Dow and Daria L. Foster are partners of Lord Abbett, officers of the Funds and Directors of the Company.  The other partners of Lord Abbett are: Robert J. Ball, Bruce L. Bartlett, Michael R. Brooks, Zane E. Brown, Patrick J. Browne, John F. Corr, Milton J. Ezrati, Daniel H. Frascarelli, Kenneth G. Fuller, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard S.E. Heffernan, Charles F. Hofer, Jr., Cinda C. Hughes, Ellen G. Itskovitz, Richard C. Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Vincent J. McBride, Paul L. McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Walter H. Prahl, Michael L. Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard D. Sieling, Michael T. Smith, Jarrod R. Sohosky, Diane R. Tornejal, and Marion Zapolin.  The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund pays Lord Abbett a monthly management fee, based on average daily net assets for each month.  The management fee is allocated among the separate classes based on each Fund’s average daily net assets.  The annual rates for each Fund are calculated daily and payable monthly at the following rates:

For the Developing Local Markets Fund, the management fee is calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and

0.45% on the Fund’s average daily net assets over $1 billion.

For the Global Allocation Fund, the management fee is calculated at the annual rate of 0.25% of the Fund’s average daily net assets.

The fee paid to Lord Abbett for the fiscal year ended December 31, 2007 was at an effective rate of 0.75% of the Global Allocation Fund’s average daily net assets.  Effective July 1, 2008, the Fund’s management fee was reduced to the rate shown above.

The management fees paid to Lord Abbett by each Fund for the fiscal years ended December 31st are as follows:

Fund	2007	2006	2005
Developing Local Markets Fund	$293,741	$309,950	$340,861
Global Allocation Fund	$881,275	$725,001	$585,413

Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of the Fund.

For the period from May 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse a portion of Developing Local Markets Fund’s total annual operating expenses so that they do not exceed an aggregate annualized rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and C shares, 1.05% of average daily net assets for Class F shares, 1.40% of average daily net assets for Class P shares, 1.55% of average daily net assets for Class R2 shares, and 1.45% of average daily net assets for Class R3

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shares. For the period from July 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to waive its management fee and reimburse a portion of Global Allocation Fund’s total annual operating expenses so that they do not exceed an aggregate annualized rate of 1.35% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class B and C shares, 1.10% of average daily net assets for Class F shares, 1.45% of average daily net assets for Class P shares, 1.60% of average daily net assets for Class R2 shares, and 1.50% of average daily net assets for Class R3 shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Directors’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, with the exception of Global Allocation Fund which does not pay such a fee.  This fee is allocated among the classes of shares of each Fund based on average daily net assets.

The administrative services fees paid to Lord Abbett by each Fund for the fiscal years ended December 31st are as follows:

Fund	2007	2006	2005
Developing Local Markets Fund	$23,499	$24,796	$27,269
Global Allocation Fund	$47,001	$38,667	$31,222

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Jerald M. Lanzotti and Timothy F. Kearney are jointly and primarily responsible for the day-to-day management of the Developing Local Markets Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Global Allocation Fund’s assets in the underlying funds and is primarily responsible for the day-to-day management of the Global Allocation Fund.  The Asset Allocation Committee consists of Robert S. Dow, Robert I. Gerber, Robert P. Fetch, Charles Massare, Jr., Harold E. Sharon, and Christopher J. Towle.

The following table indicates for each Fund as of December 31, 2007 (or other dates, as indicated below):  (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

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Other Accounts Managed (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Local	Jerald M. Lanzotti	1 / $10.6	0 / $0.0	0 / $0.0
Markets Fund	Timothy F. Kearney (b)	0/ $0.0	0/ $0.0	0/ $0.0

Global Allocation	Robert S. Dow(a)(b)	5/ $2,627.2	0/ $0.0	0/ $0.0
Fund (a)	Robert I. Gerber(a)(b)	5/ $2,627.2	0/ $0.0	0/ $0.0
	Robert P. Fetch(a)(b)	11/ $10,117.9	3/ $442.4	825 (c) / $2782.5 (c)
	Charles P. Massare, Jr.(a)(b)	5/ $2,627.2	0/ $0.0	0/ $0.0
	Harold E. Sharon	9 / $4,369.2	0 / $0.0	235 / $40.5
	Christopher J. Towle(a)(b)	14 / $15,370.0	2 / $769.0	4383/ $2,429.8

+	Total assets are in millions.
(a)	Lord Abbett’s Asset Allocation Committee assumed primary responsibility for the day-to-day management of the Global
Allocation Fund on July 1, 2008.
(b)	The amounts shown are as of April 30, 2008.

(c)

Included in the number of accounts and total assets are 3 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $605.8 million in assets.

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers.  When used in this section, the term “fund” refers to each Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by an investment manager.  Each investment manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions.  The level of base compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors.  Based on each Fund’s investment objective and strategy, Lord Abbett’s senior management selects an appropriate securities index as a benchmark and one or more peer groups against which the investment manager’s performance is evaluated.  In particular, investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups.

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Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of December 31, 2007 (or other dates, as indicated below). This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Developing Local	Jerald M. Lanzotti			X
Markets	Timothy F. Kearney *	X

Global Allocation	Robert S. Dow *							X
Fund †	Robert P. Fetch*	X
Robert I. Gerber *
	Charles Massare, Jr.*	X
	Harold E. Sharon*	X
	Christopher J. Towle*	X

*	The amounts shown are as of June 9, 2008.
†	Lord Abbett’s Asset Allocation Committee assumed primary responsibility for the day-to-day management of the Global
Allocation Fund on July 1, 2008.

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income.  The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

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Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds’ Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ Annual Report to Shareholders.

6.

Brokerage Allocations and Other Practices

For Equity Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts— investment companies and other investment clients— managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds’ brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing proprietary research, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.  Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account. Research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

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No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including each Fund, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap” or “SMA programs”).  When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time.  Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

For Fixed Income Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute each Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.  Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities.  Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time.  Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant.  Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price.  Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata).  Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio.  In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above.  At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

The Funds total brokerage commissions on transactions of securities paid to independent broker dealers were as follows for the past three fiscal years ended December 31st:

Fund	2007	2006	2005
Developing Local Markets Fund	$0	$0	$0
Global Allocation Fund	$391,309	$414,977	$280,653

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7.

Classes of Shares

Each Fund offers investors different classes of shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.  Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors from the separate voting requirements.

The Company’s By-Laws provide that a Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.  A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

Class A Shares.  If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares.”   If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares before the first day of the month in which the one-year anniversary of your purchase falls, you may pay a contingent deferred sales charge (“CDSC”) of 1%.  Class A shares are subject to service and distribution fees at an annual rate of 0.35% of the average daily net asset value of the Class A shares.  Other potential fees and expenses related to Class A shares are described in the Fund’s Prospectus and below.

Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor.  That CDSC varies depending on how long you own shares.  Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares.  Other potential fees and expenses related to Class B shares are described in the Funds’ Prospectus and below.

Conversions of Class B Shares.  The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law.  If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value

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of the Class C shares. Other potential fees and expenses related to Class C shares are described in the Funds’ Prospectus and below.

Class F Shares.  If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares.  Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.  Other potential fees and expenses related to Class F shares are described in the Fund’s Prospectus and below.

Class P Shares.  If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class P shares are subject to service and distribution fees at an annual rate of 0.45% of the average daily net asset value of the Class P shares.  Class P shares are offered only on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans.  Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs, except as described in the sections “Retirement and Benefit Plan Investors” and “Fee-Based Program Investors” in the Fund’s Prospectus.

Class R2 and R3 Shares.  If you buy Class R2 or R3 shares, you pay no sales charge at the time of purchase and if you redeem your shares you pay no CDSC.  Class R2 and R3 shares are subject to service and distribution fees at annual rates of 0.60% and 0.50% of the average daily net asset value of the Class R2 and R3 shares, respectively.  Class R2 and R3 generally are available only through certain employer-sponsored Retirement and Benefit Plans if the Financial Intermediary has entered into an arrangement to make available Class R2 or R3 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor.  Class R2 and R3 shares are generally available only to Retirement and Benefit Plans where plan-level or omnibus accounts are held on the books of the Fund.  They are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.  Other potential fees and expenses related to Class R2 and R3 shares are described in the Fund’s Prospectus and below.

Rule 12b-1 Plan

Class A, B, C, F, P, R2 and R3 Shares.  Each Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the share classes offered in this SAI (the “Plan”). The principal features of the Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors.  The Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares.  These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to Authorized Institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to the Fund, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each respective class and its shareholders.  The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case.  The Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds.  These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities.  Lord Abbett Distributor also uses amounts received under the Plan, as described in the Prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, Class F, Class R2, and Class R3 shares, 1.00%; however, the Board has approved payments of 0.35% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares, 0.10% for Class F shares, 0.45% for Class P shares, 0.60% for Class R2 shares, and 0.50% for Class R3 shares. The Fund may

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not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended December 31, 2007 were:

Fund	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3

Developing Local Markets Fund	$167,576	$36,127	$62,510	$3	$36	$16	$13
Global Allocation Fund	$313,690	$123,273	$148,966	$3	$0	$0	$0

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Outside Directors”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors, including a majority of the Outside Directors.   As long as the Plan is in effect, the selection or nomination of Outside Directors is committed to the discretion of the Outside Directors.

One Director, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plan. Mr. Neff, an Independent Director of the Company, also is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.99 billion in revenue in fiscal 2007.  Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the Plan of the Company and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2007, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $459,016 from all of the Lord Abbett-sponsored funds in the aggregate.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc.  The Plan terminates automatically if it is assigned.  In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Outside Directors or by vote of a majority of the outstanding voting securities of the applicable class.

CDSC.  A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the net asset value of the shares at the time of the redemption or the net asset value when the shares were originally purchased; and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.  In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.  In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares.  As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund before the first day of the month in which the one-year anniversary of the purchase falls.

Class B Shares.  As stated in the Prospectus, subject to certain exceptions, if Class B shares of the Funds (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds.  The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

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To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC on Redemptions (As % of Amount Subject to Charge)

Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares.  As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

General.  The percentage (1% in the case of Class A and C shares, and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, B, and C shares is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, P, R2 or R3 shares; however, Financial Intermediaries may charge additional fees or commissions other than those disclosed in the Prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the Prospectus.  You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including  redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds.  With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount

39

of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one-year anniversary of the original purchase falls (in the case of Class A shares); (b) for six years or more (in the case of Class B shares); and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose?  Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser.  A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time.  The most important factors are how much you plan to invest and how long you plan to hold your investment.  If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund.  We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return).  Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase.  The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different.  The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.  If you are considering an investment through a Retirement and Benefit Plan (available through certain Financial Intermediaries as Class A, P, R2, or R3 share investments), or a Fee-Based Program (available through certain Financial Intermediaries as Class A, F, or P share investments), you should discuss with your Financial Intermediary which class of shares is available to you and makes the most sense as an appropriate investment.   Please see “Other Information About Retirement and Benefit Plans and Fee-Based Programs” in the Funds’ Prospectus.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or C shares for which no initial sales charge is paid.  Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term.  If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000 for Global Allocation Fund and $100,000 for Developing Local Markets Fund), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000/$100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become.  This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases.  You should discuss this with your financial advisor.

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Investing for the Longer Term.   If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000/$100,000.  If you plan to invest more than $50,000/$100,000 over the long term, Class A shares will likely be more advantageous than Class B or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You?  Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, P, R2 or R3 shareholders.  Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year).  See “Systematic Withdrawal Plan” under “Automatic Services for Fund Investors” in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker?  A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class.  As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares.  It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares.  The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.  See “Financial Intermediary Compensation” in the Funds’ Prospectus.

What About Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs?  The Funds may be offered as an investment option in Retirement and Benefit Plans and Fee-Based Programs.  Financial Intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services.  Retirement and Benefit Plan participants may be charged fees for these and other services and Fee-Based Program participants generally pay an overall fee that among other things covers the cost of these services.  These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in a Fund’s shares.  For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors-Pricing of Fund Shares.”

The Funds’ Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing.  Please see the Prospectus under “Other Information for Fund Investors-Excessive Trading and Market Timing” for more information.

Under normal circumstances, we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

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Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service as of the close of regular trading on the NYSE.  If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

Information on Purchasing, Exchanging or Redeeming Shares through Retirement and Benefit Plans or Fee-Based Programs is provided in the Prospectus.  Please consult your Financial Intermediary for more information about how to make transactions through these programs.

Net Asset Value Purchases of Class A Shares.  Our Class A shares may be purchased at net asset value under the following circumstances: (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases, (d) purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to contract owners and has entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases; (e) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (f) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, (g) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (h) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called “mutual fund wrap account programs”), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, (i) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (j) purchases by each Lord Abbett-sponsored fund’s directors or trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), (k) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client’s account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or (l) purchases through a broker-dealer for investors that are concurrently selling their holdings in Class B or C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may on behalf of the investor or reimburse the investor for  such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents.  Shares are offered at net asset value to these investors for

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the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

Exchanges.  The Prospectus briefly describes the Telephone and Online Exchange Privileges.  You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“GSMMF”), or (iii) any authorized institution’s affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an “authorized money market fund” or “AMMF”, to the extent offers and sales may be made in your state.  You should read the prospectus of the other fund before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund’s shares.  Exchanges are based on relative net asset values on the day instructions are received by each Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE.  No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund).  Exercise of the exchange privilege will be treated as a taxable transaction for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized.  In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange.  The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing.  We reserve the right to modify, reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.   We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

“Eligible Funds” are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. (“LASF”).  The exchange privilege will not be available with respect to any otherwise “Eligible Funds” the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone and Online Exchange Privileges except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which the Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the “Non-12b-1 Funds”) have instituted a CDSC for each class on the same terms and conditions.  No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF.  Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and C shares.  Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered (“Exchanged Shares”) are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF (“Acquired Shares”).  Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares.  Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and C shares.  Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF.  Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

Letter of Intention.  Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P

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shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares.  Class F, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.  Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed.  The Letter of Intention is neither a binding obligation on you to buy, nor on the Funds to sell, the full amount indicated.

Rights of Accumulation.  As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser’s holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.  Class F, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

Telephone and Online Exchange Privileges.  Shares of any class of each Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund available to investors at the time of the transaction, except for (i) Lord Abbett Series Fund (“LASF”) and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution’s affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an “authorized money market fund” or “AMMF.”  Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF.  Class A and Class B shares of each Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct each Fund to exchange by telephone.  If you have direct account access privileges, you may instruct each Fund to exchange your shares by submitting a request online. Exchanges for shares of any eligible Lord Abbett-sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases.  Class A shares purchased directly from each Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund.  Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from each Fund (not including shares described under “Div-Move” below). Instructions for the exchange must be received by each Fund in Kansas City before the close of the NYSE to obtain the other Fund’s net asset value per share calculated on that day.  Securities dealers may charge for their services in expediting exchange transactions.  Before making an exchange you should read the Prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An “exchange” is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF.  Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized.  This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and each Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the Prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written

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notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move.  Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund.  The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21.  You should read the prospectus of the other fund before investing.

Invest-A-Matic.  The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus.  To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan.  The Systematic Withdrawal Plan (“SWP”) also is described in the Prospectus.  You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum.  Lord Abbett prototype retirement plans have no such minimum.  With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established.  For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.  Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation.  With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase.  The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.  Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.  Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.  The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans.  The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.  Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans.  The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans.  Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents.  Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor.  A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order.  The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee.  A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in each Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to each Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to each Fund and/or other Lord Abbett Funds were as follows:

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A.G. Edwards & Sons, Inc.

AIG SunAmerica Life Assurance Company

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

B.C. Ziegler and Company

Bank of America

Bodell Overcash Anderson & Co., Inc.

Cadaret, Grant & Co., Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Edward D. Jones & Co., L.P.

Family Investors Company

First SunAmerica Life Insurance Company

Genworth Life & Annuity Insurance Company

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

James I. Black & Co.

Janney Montgomery Scott

Linsco/Private Ledger Corp.

Mass Mutual Life Investors Services, Inc.

Merrill Lynch Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MetLife Securities, Inc.

Morgan Stanley DW, Inc.

Nationwide Investment Services Corporation

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

Protective Life Insurance Company

RBC Dain Rauscher

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Sun Life Assurance Company of Canada

Sun Life Insurance and Annuity Company of New York

The Travelers Insurance Company

The Travelers Life and Annuity Company

UBS Financial Services Inc.

Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.  See “Financial Intermediary Compensation” in the Funds’ Prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.99 billion in revenue in fiscal 2007.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2007, Hewitt Associates LLC received recordkeeping payments totaling approximately $512,123 from all of the Lord Abbett-sponsored funds in the aggregate.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

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9.

Taxation of the Funds

Each Fund has elected, qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service.

In order to qualify for the special tax treatment afforded regulated investment companies under subchapter M of the Code, each Fund must derive at least 90% of its gross income for each taxable year from certain specified sources (“qualifying income”) as well as meet certain diversification, distribution and other requirements. While the Developing Local Markets Fund believes that the income derived by such Fund from its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law, the Code expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto).  While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.  The Developing Local Markets Fund previously submitted to the Internal Revenue Service a request for a private letter ruling to confirm that income from its foreign currency related investments would be qualifying income.  The Internal Revenue Service declined to issue such a ruling on the ground that it has an internal policy of not ruling on issues when the Internal Revenue Service is considering the possibility of initiating a regulations project addressing the same subject matter.  The Internal Revenue Service did not, however, include such a regulations project on its 2007-2008 Priority Guidance Plan.

 If each Fund qualifies as a regulated investment company, each such Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to individual shareholders may be subject to a reduced tax rate of 15% (0% for certain shareholders in the 10% or 15% income tax brackets) if the shareholder meets the general requirement of having held his or her Fund shares for more than 60 days during a certain specified time period, and the shareholder satisfies certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains that are designated by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (0% for certain taxpayers in the 10% or 15% income tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax.  Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have

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held your Fund shares for more than 45 days to qualify for the dividends-received deduction.  The dividends- received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made.  However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared.  Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund.  Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.  Losses on the sale of Fund shares may be disallowed if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions).  In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed.  However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

48

Certain investment practices that a Fund or an underlying fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund or underlying fund.  Such transactions may in turn affect the amount and character of Fund distributions to you.

Each Fund or underlying fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by a Fund or an underlying fund only if more than 50 percent of the value of the Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability).  It is not generally expected that the Global Allocation Fund will be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund or an underlying fund in which it invests.  If the Developing Local Markets Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.  However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by such Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you will still be able to claim a tax credit.  Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Developing Local Markets Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands.  Generally, however, distributions derived from the Developing Local Markets Fund’s long-term and short-term capital gains will not be treated as income from foreign sources.  If such an election is made, the Developing Local Markets Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

A Fund or an underlying fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for each Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or underlying fund elects to include market discount in income currently), the Fund or underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if a Fund does not have your certified Social Security number or other taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from

49

your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.  Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  A Fund may invest some or all of its assets in such federal obligations.  Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, currently only for certain taxable years of the Fund commencing prior to January 1, 2008 and only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes. Neither of the Funds expects to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests.  However, a portion of the Global Equity Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  If the Global Equity Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains.  Non-U.S. shareholders should consult their own tax advisers on these matters.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds.  The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds’ principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Company as follows:

	Year Ended December 31,
	2007	2006	2005
Gross sales charge	$393,626	$417,050	$553,272
Amount allowed to dealers	$330,194	$350,267	$462,779
Net commissions received by Lord Abbett Distributor	$63,432	$66,783	$90,493

50

In addition, Lord Abbett Distributor, as the Company’s principal underwriter, received the following compensation for the fiscal year ended December 31, 2007:

	Compensation on Redemption and Repurchase		Brokerage Commissions in Connection with Fund Transactions	Other Compensation

Class A	$0.00		$0.00	$151,328.95
Class B	$0.00		$0.00	$21.13	*
Class C	$0.00	*	$0.00	$175.68	*
Class F	$0.00		$0.00	$0.00
Class P	$0.00		$0.00	$0.00
Class R2	$0.00		$0.00	$0.00
Class R3	$0.00		$0.00	$0.00

*                                         Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

11.

Financial Statements

The financial statements incorporated herein by reference from Lord Abbett Global Fund, Inc.’s 2007 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

51

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brookhouse & Cooper, Inc.	As Needed
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly

A-1

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Ceridian		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
FactSet Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments		Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly

A-2

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Indie Research, LLC	As Needed
ING Fund Services, LLC	As Needed
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Consulting		Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly

A-3

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Lipper Inc., a Reuters Company (tech)		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Managers Investment Group	Monthly
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services LLC	Monthly	Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
Morgan Stanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natixis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly

A-4

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
PNC Advisors		Monthly
Prima Capital		Monthly
Prime Buchholz & Associates, Inc.		Monthly
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Reuters America, Inc.	Upon Request
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Schwab Corporate Services	Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly

A-5

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly

A-6

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

*                                                                                         Each Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**                                                                                  Each Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

A-7

APPENDIX B

April 17, 2008

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

B-1

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We will consider on a case-by-case basis proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, we believe that all directors should be accountable on an annual basis.  Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the

B-2

board.  Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value.  Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use RMG for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives.  Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

B-3

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)                                      Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)                                      Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)                                      Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)                                      “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

B-4

APPENDIX C

DESCRIPTION OF RATINGS

A debt security’s credit quality rating is an assessment of the issuer’s ability to pay interest on the security and, ultimately, to repay the principal.  For purposes of the Funds’ investment policies, Lord Abbett classifies a security’s credit quality either by reference to ratings provided by one of three independent bond rating agencies (Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, or Fitch Ratings) or through its own independent determination that the security is of such quality. The lower the rating, the greater the chance--in the rating agency’s or Lord Abbett’s opinion--that the bond issuer will default, or fail to meet its payment obligations.  Investment grade debt securities are rated within the four highest categories by Moody’s (Aaa, Aa, A, Baa), Standard & Poor’s (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.  High yield securities (sometimes called “lower-rated bonds” or “junk bonds”) are rated BB/Ba or lower by these same rating agencies, or are unrated but determined by Lord Abbett to be of comparable quality.  Typically, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. The ratings are only meant to be an estimate of the probability of default on an instrument, not a buy or a sell recommendation. A rating is only the opinion of the company issuing it and there can be no assurance that a rating will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A fund may treat an unrated bond as investment grade if warranted by Lord Abbett’s analysis.

As of June 30, 2008, the rating agencies provided more detailed descriptions of the attributes by which rating categories are assigned, accessible at the following websites:

Moody’s:

Corporate Long-Term Ratings:

http://www.moodys.com/lt_rating_obligation_def

Structured Finance Long-Term Ratings:

http://www.moodys.com/structured_lt_rating_def

Corporate and Structured Finance Short-Term Ratings:

http://www.moodys.com/st_rating_def

Long-Term and Short-Term Public Financing Ratings:

http://www.moodys.com/muni_rating_def_03_07

Standard & Poor’s:

http://www2.standardandpoors.com/portal/site/sp/en/us/page.article/2,1,3,0,1204834067208.html#ID479

Fitch Ratings:

International and National Long-Term Ratings:
http://www.fitchratings.com/corporate/fitchResources.cfm?detail=1&rd_file=ltr#NLTR

International and National Short-Term Ratings:
http://www.fitchratings.com/corporate/fitchResources.cfm?detail=1&rd_file=str

C-1

LORD ABBETT

Statement of Additional Information	July 1, 2008

LORD ABBETT GLOBAL FUND

Lord Abbett Developing Local Markets Fund
Lord Abbett Global Allocation Fund

(Class I Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973.  This SAI relates to, and should be read in conjunction with, the Prospectus for Lord Abbett Developing Local Markets Fund, formerly Income Series (“Developing Local Markets Fund”) and Lord Abbett Global Allocation Fund, formerly Lord Abbett Global Equity Fund (“Global Allocation Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated July 1, 2008. Certain capitalized terms used throughout this SAI are defined in the Funds’ Prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388.  The Funds’ Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Global Fund, Inc. (the “Company”) was incorporated in Maryland on February 23, 1988.  The Company has 1,120,000,000 shares of authorized capital stock $.001 par value per share.  The Company has two series, both of which are offered by this SAI: Developing Local Markets Fund and Global Allocation Fund.  The Developing Local Markets Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and the Global Allocation Fund is a diversified open-end management investment company registered under the Act.  The Developing Local Markets Fund and the Global Allocation Fund each have eight classes of shares: Classes A, B, C, F, I, P, R2 and R3.  Class P shares of the Global Allocation Fund are not offered to the general public and are not available in all states.  Effective September 28, 2007, the Funds’ Class Y shares were renamed Class I shares.  Only Class I shares of Global Allocation Fund and Developing Local Markets Fund are offered in this SAI.

The Developing Local Markets Fund was formerly known as the Income Series (“Global Income Fund”), and changed its name effective June 29, 2007.  The Global Allocation Fund was formerly known as the Equity Series (“Global Equity Fund”) and changed its name, in connection with its change to a fund-of-funds structure, effective July 1, 2008.

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the Prospectus cannot be changed without approval of a majority of the Fund’s outstanding shares (as defined in the Act).  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund’s outstanding shares (as defined in the Act).

Each Fund may not:

(1)

borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) it may purchase securities on margin to the extent permitted by applicable law(1);

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds’ investment policies as permitted by applicable law(2));

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(1)                                  Section 12(a)(1) of the Act currently prohibits each Fund from purchasing any security on margin, except such short term credits as are necessary for the clearance of transactions.

(2)                                  Section 18(f)(1) of the Act prohibits each Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above.  For the purpose of this restriction the deposit of assets in a segregated account with the Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

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(5)

buy or sell real estate (except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein) or commodities or commodity contracts (except to the extent a Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

(Developing Local Markets Fund only) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities);

(7)

(Global Allocation Fund only) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities), provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

(8)	issue senior securities to the extent such issuance would violate applicable law; or

(9)

(Global Allocation Fund only) with respect to 75% of its total assets, buy securities of one issuer representing more than (i) 5% of its total assets, except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or (ii) 10% of the voting securities of such issuer, provided that, notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to each Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

(1)          make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)          invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)          invest in the securities of other investment companies except to the extent permitted by applicable law (the Developing Local Markets Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)          invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund’s total assets (included within such limitation, but not to exceed 2% of such Fund’s total assets, are warrants which are not listed on the New York Stock Exchange LLC (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)          invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)          write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund’s Prospectus and SAI, as they may be amended from time to time; or

(7)          buy from or sell to any of the Company’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than the Company’s shares.

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Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security except in the case of the second and fourth non-fundamental restrictions, with which each Fund must comply at the time of purchase. A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percent of its assets invested in illiquid securities.

Portfolio Turnover Rate.  For the fiscal years ended December 31, 2007 and 2006 the portfolio turnover rates for the Developing Local Markets Fund were 301.30% and 271.35%, respectively, and the portfolio turnover rates for the Global Allocation Fund were 87.01% and 95.23%, respectively.

Additional Information on Portfolio Risks, Investments, and Techniques. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund or in the case of Global Allocation Fund, the underlying funds in which it invests, including their associated risks.  References to a “Fund” or the “Funds” refer to all or certain of the Global Allocation Fund’s underlying funds.

Borrowing Money.  Each Fund and certain underlying funds may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Brady Bonds.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in so-called “Brady Bonds,” which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over the counter secondary market for debt instruments.  Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default.  In light of the history of commercial bank loan defaults by Latin American public and private entities, investment in Brady Bonds may be viewed as speculative.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.  Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Convertible Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in convertible securities.  Convertible securities are preferred stocks or debt obligations that are convertible into common stock.  Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains on capital appreciation in a rising stock market than equity securities.  They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.  Convertible securities have both equity and fixed income risk characteristics.  Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates.  The market value of convertible securities tends to decline as interest rates increase.  If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.  In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

Debt Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments.  The value of debt securities may fluctuate based on changes in

4

interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment adviser, determines the security to be of such quality.

Depositary Receipts.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts.  ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.  For purposes of the Funds’ investment policies, ADRs are treated as foreign securities.

Derivatives.  The Funds and certain underlying funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivative instruments the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.  A Fund’s portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees OTC derivatives.  Therefore, each party to an OTC derivative bears the risk that the counterparty will default.  Accordingly, Lord Abbett will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Each Fund may be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission (“SEC”) or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  With respect to futures contracts and forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional

5

value of such contracts.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Developing Local Markets Fund generally will use its debt securities to cover its obligations relating to these transactions. As a result of their segregation, the debt securities (or any other liquid asset segregated) may not be used for other operational purposes.  Lord Abbett will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of currency contracts or other transactions.

Credit Derivatives.  Each Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If Lord Abbett is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Combined Transactions.  Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

Emerging Markets Debt.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest a portion of its assets in the debt securities or currencies of issuers in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. The risks of investments are usually much greater in emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

6

Equity Securities. Certain of the Global Allocation Fund’s underlying funds may invest in equity securities in accordance with their respective investment objectives and policies. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.  Common stocks, the most familiar type, represent an ownership interest in a company.  The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Transactions.  Each Fund and certain underlying funds may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies.  “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.  To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss.  A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Each Fund may engage in spot transactions and also may use forward contracts.  A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

Each Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.  For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that

7

anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

Each Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). Each Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options.  Each Fund may take positions in options on foreign currencies.  For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter into represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

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Options normally have expiration dates of up to twelve months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Securities.  Each Fund and certain underlying funds may invest in foreign securities.  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage).  A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.  There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•                  Foreign securities may trade on days when a Fund does not sell shares.  As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.  In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets.  The risks of investing in foreign markets are generally more severe in emerging markets.

Futures Contracts and Options on Futures Contracts.  The Funds and the underlying funds may engage in futures and options on futures transactions in accordance with their respective investment objectives and policies.  Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

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Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

The Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•

Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•	The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	The counterparty to an OTC contract may fail to perform its obligations under the contract.

Specific Futures Transactions.  Each Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

Each Fund may purchase and sell index futures contracts and options thereon.  An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index.  Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract.  If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in a Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio.  Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position).  Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.  Stock index futures contracts are subject to the same risks as other futures contracts.

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Each Fund may purchase and sell interest rate futures contracts and options thereon.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.  Each Fund also may purchase and sell currency futures and options thereon, as described above.

High-Yield or Lower-Rated Debt Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in high-yield debt securities.  High-yield debt securities (also referred to as “lower rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•                  have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•                  tend to be less sensitive to interest rate changes; and

•                  pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities.  Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Illiquid Securities.  Each Fund and certain underlying funds may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  The Developing Local Markets Fund and each underlying fund may invest in securities of the other investment companies subject to limitations prescribed by the Act, except that the Developing Local Markets Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.  The Global Allocation Fund operates as a “fund of funds” that invests substantially all of its assets in certain other Lord Abbett-sponsored funds and therefore is not subject to these limitations.  Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests.  Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited

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to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index.  An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Each Fund may invest in foreign countries through investment companies.  Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds that have been specifically authorized.  In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

Mortgage-Related and Other Asset-Backed Securities.   The Developing Local Markets Fund and certain underlying funds may invest a significant portion of their respective assets in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. When a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be

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considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits  (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.  However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Fund may enter into TBA sale commitments to sell mortgage backed securities that the Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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Stripped Mortgage-Backed Securities (“SMBS”).   SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise.  The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Fund may invest in asset-backed securities (unrelated to mortgage loans).  Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds.  The Developing Local Markets Fund and certain underlying funds may invest up to 5% of their respective  net assets in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality.  Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities.  Municipal bonds generally are divided into two types:  (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services.  Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors.  As interest rates rise, these investments typically will lose value.  Additional risks that could reduce a Fund’s performance or increase volatility include:  (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Non-U.S. Government and Supranational Debt Securities.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are described above; participations in loans between emerging market governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary

14

Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from other foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their debt. In addition, holders of foreign government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Options.  Each Fund and certain underlying funds may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with their respective investment objectives and policies.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Each Fund may also enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Each Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

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Successful use by a Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.  To the extent Lord Abbett’s predictions are incorrect, a Fund may incur losses.  The use of options can also increase a Fund’s transaction costs.

Over-the-Counter Options.  The Funds may enter into OTC options contracts (“OTC options”).  OTC options differ from exchange-traded options in several respects.  OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses.  However, in writing OTC options, the premium is paid in advance by the dealer.  OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.  Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time.  Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised.  Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary.  Each Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets.  The “liquidity charge” referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Preferred Stock, Warrants, and Rights. Certain underlying funds may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  The value of a warrant or right may not necessarily change with the value of the underlying

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securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REITs. Certain underlying funds may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs are also subject to interest rate risks.

Repurchase Agreements.  Each Fund and certain underlying funds may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund and certain underlying funds may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).  This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund and certain underlying funds may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Securities lending involves the risk that the borrower will fail to return the securities in a timely manner or at all.  Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

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Senior Loans.  Certain of the Global Allocation Fund’s underlying funds may invest in Senior Loans.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Each Fund also may invest in “Participations.” Participations by a Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation.  If a Loan Investor selling a Participation becomes insolvent, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Each Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by Lord Abbett to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, each Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent as to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. Each Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term  loan is a facility created by the Borrower in conjunction with an Agent, with the loan

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backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales.   Each Fund and certain underlying funds may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short.  Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Structured Securities and Other Hybrid Instruments.  To the extent consistent with their respective investment objectives and policies, each Fund and certain underlying funds may invest in structured securities and other hybrid instruments.  Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference”), or to relative changes in two or more References.  The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events.  Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity.  Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks.  Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index.  A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a Reference and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference.  These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

Swap Transactions.  Each Fund and certain underlying funds may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps).  A Fund may enter into these transactions swaps for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so.   A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices. A Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, a Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, a Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, a Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

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A Fund may enter into long and short currency positions using swap contracts under which it will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate. These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, a Fund may enter into a new swap contract. A Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, a Fund may also be required to pay an amount equal to that decline in value to its counterparty.  A Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

A Fund also may purchase and write (sell) options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

A Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into them.  Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to a Fund.  A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide.  Conversely, a Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

Temporary Defensive Investments.  As described in the Prospectus, each Fund and each underlying fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position.  These securities include:

•                  U.S. Government Securities.

•                  Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•                  Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•                  Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations

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both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•                  Repurchase agreements.

•                  Comparable foreign fixed income securities.

U.S. Government Securities. Each Fund and certain underlying funds may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises. Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”).  Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. States Government.

When-Issued or Forward Transactions.  Each Fund and certain underlying funds may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities.  At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value.  Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide their portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.lordabbett.com or otherwise.  The exceptions are as follows:

1.              The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to

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the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.     The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period; and

3.     The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings. In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Funds that have investment objectives and requirements that may be substantially similar to each Fund.  Such clients also may have portfolios consisting of holdings substantially similar to each Fund’s holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against each Fund based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice.  To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland.  The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board.  As discussed in the Funds’ Annual Report to Shareholders, the Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents. Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are “interested persons” of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series as of June 30, 2008.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996-2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990-2007).	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series as of June 30, 2008.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

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Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 – 2000).

Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 – 2003); Chairman of Warburg Dillon Read, an investment bank (1999 – 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 – 1999); Chief Executive Officer of Dillon, Read & Co. (1994 – 1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1988	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979–1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

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Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996–2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990–2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2008	Partner and Director–Equity Investments– Small Cap Value, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2001	Partner and Chief Investment Officer; formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Executive Vice President	Elected in 1997	Partner and Portfolio Manager– International Fixed Income, joined Lord Abbett in 1996.

Charles P. Massare, Jr. (1948)	Executive Vice President	Elected in 2008	Partner and Director of Risk Management, joined Lord Abbett in 1998.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director–Equity Investments–International Core Equity, joined Lord Abbett in 2003.

Christopher J. Towle (1960)	Executive Vice President	Elected in 2008	Partner and Director–Fixed Income– High Yield, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002–2003).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

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Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Timothy F. Kearney (1958)	Vice President	Elected in 2008	Portfolio Manager–Fixed Income– Taxable, joined Lord Abbett in 2008; formerly Senior Managing Director– Equity Research and Senior Economist, Bear Stearns.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director–Equity Investments–Trading, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Assistant General Counsel, joined Lord Abbett in 2006; formerly attorney at Morgan, Lewis & Bockius, LLP (2005–2006); and Stradley Ronon Stevens & Young, LLP (2000–2005).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not “interested persons” of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Directors who are not “interested persons” of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Directors: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Directors who are not “interested persons” of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Funds.

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The Contracts Committee consists of all Directors who are not “interested persons” of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

The following table summarizes the compensation paid to each of the directors/trustees of the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for the Independent Directors. The third column sets forth the total compensation paid by all Lord Abbett–sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

Name of Director	For the Fiscal Year Ended December 31, 2007 Aggregate Compensation Accrued by the Company(1)	For Year Ended December 31, 2007 Total Compensation Paid by the Company and Thirteen Other Lord Abbett-Sponsored Funds(2)

E. Thayer Bigelow	$644	$225,333
William H.T. Bush	$649	$201,333
Robert B. Calhoun, Jr.	$1,393	$233,333
Julie A. Hill	$746	$207,333
Franklin W. Hobbs	$1,246	$209,333
Thomas J. Neff	$1,220	$207,333
James L.L. Tullis	$602	$209,333

(1)                      Independent Directors’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its Independent Directors may be deferred at the option of a Director under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Directors. In addition, $25,000 of each Director’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $123, $243, $1,393, $388, $1,246, $1,220, and $123 respectively.

(2)                      The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2007, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Funds and other Lord Abbett-sponsored funds as of December 31, 2007. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range
Name of Director	Developing Local Markets Fund	Global Allocation Fund	of Equity Securities in Lord Abbett-Sponsored Funds
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster	$10,001- $50,000	$10,001- $50,000	Over $100,000
E. Thayer Bigelow	$1- $10,000	$1- $10,000	Over $100,000
William H. T. Bush	$1- $10,000	$1- $10,000	Over $100,000
Robert B. Calhoun, Jr.	$1- $10,000	$1- $10,000	Over $100,000
Julie A. Hill	$1- $10,000	$1- $10,000	Over $100,000
Franklin W. Hobbs	$1- $10,000	$1- $10,000	Over $100,000
Thomas J. Neff	$10,001- $50,000	Over $100,000	Over $100,000
James L.L. Tullis	$1- $10,000	$1- $10,000	Over $100,000

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Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to Lord Abbett-sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

4.

Control Persons and Principal Holders of Securities

As of June 5, 2008, the Fund’s officers and directors, as a group, owned less than 1% of Developing Local Markets Fund’s and approximately 4% of Global Allocation Fund’s outstanding Class I shares. As of June 5, 2008, to the best of our knowledge, the following record holders held 5% or more of the specified Fund’s outstanding Class I shares:

Developing Local Markets Fund

Van Andel Institute 333 Bostwick Ave NE Grand Rapids, MI 49503-2518	94.98%

Global Allocation Fund

Lord Abbett Profit Sharing Plan Hayden H. Fisher 90 Hudson Street Jersey City, NJ 07302-3900	11.76%

Lord Abbett Profit Sharing Plan Robert J. Ball 90 Hudson Street Jersey City, NJ 07302-3900	15.04%

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Lord Abbett Profit Sharing Plan Richard Sieling 90 Hudson Street Jersey City, NJ 07302-3900	8.05%

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. As of June 5, 2008, to the best of our knowledge, the following record holders held 25% or more of a Fund’s outstanding shares:

Global Allocation Fund

Edward Jones & Co. 201 Progress Parkway Maryland Heights, MO 63043-3009	33.8%

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is each Fund’s investment adviser. The following partners of Lord Abbett are also officers of the Company:  Joan A. Binstock, Robert P. Fetch, Robert I. Gerber, Jerald M. Lanzotti, Lawrence H. Kaplan, Charles P. Massare, Jr., A. Edward Oberhaus, III, Harold E. Sharon and Christopher J. Towle. Robert S. Dow and Daria L. Foster are partners of Lord Abbett, officers of the Funds and Directors of the Company. The other partners of Lord Abbett are: Robert J. Ball, Bruce L. Bartlett, Michael R. Brooks, Zane E. Brown, Patrick J. Browne, John F. Corr, Milton J. Ezrati, Daniel H. Frascarelli, Kenneth G. Fuller, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard S.E. Heffernan, Charles F. Hofer, Jr., Cinda C. Hughes, Ellen G. Itskovitz, Richard C. Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Vincent J. McBride, Paul L. McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Walter H. Prahl, Michael L. Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard D. Sieling, Michael T. Smith, Jarrod R. Sohosky, Diane R. Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund pays Lord Abbett a monthly management fee, based on average daily net assets for each month. The management fee is allocated among the separate classes based on each Fund’s average daily net assets. The annual rates for each Fund are calculated daily and payable monthly at the following rates:

For the Developing Local Markets Fund, the management fee is calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and

0.45% on the Fund’s average daily net assets over $1 billion.

For the Global Allocation Fund, the management fee is calculated at the annual rate of 0.25% of the Fund’s average daily net assets.

The fee paid to Lord Abbett for the fiscal year ended December 31, 2007 was at an effective rate of 0.75% of the Global Allocation Fund’s average daily net assets. Effective July 1, 2008, the Fund’s management fee was reduced to the rate shown above.

The management fees paid to Lord Abbett by each Fund for the fiscal years ended December 31st are as follows:

Fund	2007	2006	2005
Developing Local Markets Fund	$293,741	$309,950	$340,861
Global Allocation Fund	$881,275	$725,001	$585,413

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Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of the Fund.

For the period from May 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse a portion of Developing Local Markets Fund’s total annual operating expenses so that they do not exceed an aggregate annualized rate of 0.95% of average daily net assets for Class I shares. For the period from July 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to waive its management fee and reimburse a portion of Global Allocation Fund’s total annual operating expenses so that they do not exceed an aggregate annualized rate of 1.00% of average daily net assets for Class I shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Directors’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, with the exception of Global Allocation Fund which does not pay such a fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

The administrative services fees paid to Lord Abbett by each Fund for the fiscal years ended December 31st are as follows:

Fund	2007	2006	2005
Developing Local Markets Fund	$23,499	$24,796	$27,269
Global Allocation Fund	$47,001	$38,667	$31,222

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Jerald M. Lanzotti and Timothy F. Kearney are jointly and primarily responsible for the day-to-day management of the Developing Local Markets Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Global Allocation Fund’s assets in the underlying funds and is primarily responsible for the day-to-day management of the Global Allocation Fund. The Asset Allocation Committee consists of Robert S. Dow, Robert I. Gerber, Robert P. Fetch, Charles Massare, Jr., Harold E. Sharon, and Christopher J. Towle.

The following table indicates for each Fund as of December 31, 2007 (or other dates, as indicated below): (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

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Other Accounts Managed (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Developing Local Markets Fund	Jerald M. Lanzotti	1 / $10.6	0 / $0.0	0 / $0.0
	Timothy F. Kearney (b)	0/ $0.0	0/ $0.0	0/ $0.0

Global Allocation Fund (a)	Robert S. Dow(a)(b)	5/ $2,627.2	0/ $0.0	0/ $0.0
	Robert I. Gerber(a)(b)	5/ $2,627.2	0/ $0.0	0/ $0.0
	Robert P. Fetch(a)(b)	11/ $10,117.9	3/ $442.4	825 (c) / $2782.5 (c)
	Charles P. Massare, Jr.(a)(b)	5/ $2,627.2	0/ $0.0	0/ $0.0
	Harold E. Sharon	9 / $4,369.2	0 / $0.0	235 / $40.5
	Christopher J. Towle(a)(b)	14 / $15,370.0	2 / $769.0	4383/ $2,429.8

+                  Total assets are in millions.

(a)           Lord Abbett’s Asset Allocation Committee assumed primary responsibility for the day-to-day management of the Global Allocation Fund on July 1, 2008.

(b)          The amounts shown are as of April 30, 2008.

(c)           Included in the number of accounts and total assets are 3 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $605.8 million in assets.

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers. When used in this section, the term “fund” refers to each Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by an investment manager. Each investment manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Based on each Fund’s investment objective and strategy, Lord Abbett’s senior management selects an appropriate securities index as a benchmark and one or more peer groups against which the investment manager’s performance is evaluated. In particular, investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups.

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Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of December 31, 2007 (or other dates, as indicated below). This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Developing Local Markets	Jerald M. Lanzotti			X
	Timothy F. Kearney *	X

Global Allocation Fund †	Robert S. Dow*							X
	Robert P. Fetch*	X
	Robert I. Gerber *	X
	Charles Massare, Jr. *	X
	Harold E. Sharon*	X
	Christopher J. Towle*	X

*                  The amounts shown are as of June 9, 2008.

†                   Lord Abbett’s Asset Allocation Committee assumed primary responsibility for the day-to-day management of the Global Allocation Fund on July 1, 2008.

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

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Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds’ Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ Annual Report to Shareholders.

6.

Brokerage Allocations and Other Practices

For Equity Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts — investment companies and other investment clients — managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds’ brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing proprietary research, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account. Research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

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No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including each Fund, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap” or “SMA programs”). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

For Fixed Income Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute each Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above. At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

The Funds total brokerage commissions on transactions of securities paid to independent broker dealers were as follows for the past three fiscal years ended December 31st:

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Fund	2007	2006	2005

Developing Local Markets Fund	$0	$0	$0
Global Allocation Fund	$391,309	$414,977	$280,653

7.

Classes of Shares

Each Fund offers investors different classes of shares. Only Class I shares of each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company’s By-Laws provide that a Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board of Directors, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors-Pricing of Fund Shares.”

The Funds’ Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under “Other Information for Fund Investors-Excessive Trading and Market Timing” for more information.

Under normal circumstances, we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays—New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if, that market more accurately reflects the market value of the bonds.

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Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class I shares is determined by taking the net assets of Class I shares and dividing by the number of Class I shares outstanding. Our Class I shares are offered at net asset value.

Class I Share Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class I shares for Class I shares of any Lord Abbett-sponsored funds currently offering Class I shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted, an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase. The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Purchases through Financial Intermediaries. The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other

36

intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in each Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to each Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to each Fund and/or other Lord Abbett Funds were as follows:

A.G. Edwards & Sons, Inc.

AIG SunAmerica Life Assurance Company

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

B.C. Ziegler and Company

Bank of America

Bodell Overcash Anderson & Co., Inc.

Cadaret, Grant & Co., Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Edward D. Jones & Co., L.P.

Family Investors Company

First SunAmerica Life Insurance Company

Genworth Life & Annuity Insurance Company

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

James I. Black & Co.

Janney Montgomery Scott

Linsco/Private Ledger Corp.

Mass Mutual Life Investors Services, Inc.

Merrill Lynch Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MetLife Securities, Inc.

Morgan Stanley DW, Inc.

Nationwide Investment Services Corporation

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

Protective Life Insurance Company

RBC Dain Rauscher

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Sun Life Assurance Company of Canada

Sun Life Insurance and Annuity Company of New York

The Travelers Insurance Company

The Travelers Life and Annuity Company

UBS Financial Services Inc.

Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals. See “Financial Intermediary Compensation” in the Funds’ Prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.99 billion in revenue in fiscal 2007. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2007, Hewitt Associates LLC received

37

recordkeeping payments totaling approximately $512,123 from all of the Lord Abbett-sponsored funds in the aggregate.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Funds

Each Fund has elected, qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service.

In order to qualify for the special tax treatment afforded regulated investment companies under subchapter M of the Code, each Fund must derive at least 90% of its gross income for each taxable year from certain specified sources (“qualifying income”) as well as meet certain diversification, distribution and other requirements. While the Developing Local Markets Fund believes that the income derived by such Fund from its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law, the Code expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). While to date the U.S. Treasury Department has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income. The Developing Local Markets Fund previously submitted to the Internal Revenue Service a request for a private letter ruling to confirm that income from its foreign currency related investments would be qualifying income. The Internal Revenue Service declined to issue such a ruling on the ground that it has an internal policy of not ruling on issues when the Internal Revenue Service is considering the possibility of initiating a regulations project addressing the same subject matter. The Internal Revenue Service did not, however, include such a regulations project on its 2007-2008 Priority Guidance Plan.

If each Fund qualifies as a regulated investment company, each such Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to individual shareholders may be subject to a reduced tax rate of 15% (0% for certain shareholders in the 10% or 15% income tax brackets) if the shareholder meets the general requirement of  having held his or her Fund shares for more than 60 days during a certain specified time period, and the shareholder satisfies certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains that are designated by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (0% for certain taxpayers in the 10% or 15% income tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning

38

after December 31, 2010. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction. The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Losses on the sale of Fund shares may be disallowed if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions).

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

39

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that a Fund or an underlying fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund or underlying fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

Each Fund or underlying fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. You may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by a Fund or an underlying fund only if more than 50 percent of the value of the Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations, the Fund has distributed at least 90 percent of its investment company taxable income and net tax-exempt interest, and the Fund makes an election to pass through to you the right to take the credit or deduction for foreign taxes (not in excess of the actual tax liability). It is not generally expected that the Global Allocation Fund will be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund or an underlying fund in which it invests. If the Developing Local Markets Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by such Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Developing Local Markets Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Developing Local Markets Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Developing Local Markets Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

A Fund or an underlying fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for each Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or underlying fund elects to include market discount in income currently), the Fund or underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your certified Social Security number or other taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your

40

Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, currently only for certain taxable years of the Fund commencing prior to January 1, 2008 and only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes. Neither of the Funds expects to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. However, a portion of the Global Equity Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. If the Global Equity Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Non-U.S. shareholders should consult their own tax advisers on these matters.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

41

11.

Financial Statements

The financial statements incorporated herein by reference from Lord Abbett Global Fund, Inc.’s 2007 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

42

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brookhouse & Cooper, Inc.	As Needed
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Ceridian		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly

A-1

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
FactSet Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments		Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly

A-2

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Indie Research, LLC	As Needed
ING Fund Services, LLC	As Needed
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Consulting		Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP	Upon Request
(counsel to Lord, Abbett & Co. LLC)
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Lipper Inc., a Reuters Company (tech)		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Managers Investment Group	Monthly
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly

A-3

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services LLC	Monthly	Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
Morgan Stanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natixis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly

A-4

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
PNC Advisors		Monthly
Prima Capital		Monthly
Prime Buchholz & Associates, Inc.		Monthly
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Reuters America, Inc.	Upon Request
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Schwab Corporate Services	Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly

A-5

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners(3)		Monthly

*                                         Each Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**                                  Each Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

A-6

APPENDIX B

April 17, 2008

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account  business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We will consider on a case-by-case basis proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and, as a general matter, we believe that all directors should be accountable on an annual basis.  Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value.  Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use RMG for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives.  Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)                                      Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)                                      Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)                                      Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)                                      “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

APPENDIX C

DESCRIPTION OF RATINGS

A debt security’s credit quality rating is an assessment of the issuer’s ability to pay interest on the security and, ultimately, to repay the principal.  For purposes of the Funds’ investment policies, Lord Abbett classifies a security’s credit quality either by reference to ratings provided by one of three independent bond rating agencies (Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, or Fitch Ratings) or through its own independent determination that the security is of such quality. The lower the rating, the greater the chance—in the rating agency’s or Lord Abbett’s opinion—that the bond issuer will default, or fail to meet its payment obligations.  Investment grade debt securities are rated within the four highest categories by Moody’s (Aaa, Aa, A, Baa), Standard & Poor’s (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.  High yield securities (sometimes called “lower-rated bonds” or “junk bonds”) are rated BB/Ba or lower by these same rating agencies, or are unrated but determined by Lord Abbett to be of comparable quality.  Typically, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. The ratings are only meant to be an estimate of the probability of default on an instrument, not a buy or a sell recommendation. A rating is only the opinion of the company issuing it and there can be no assurance that a rating will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A fund may treat an unrated bond as investment grade if warranted by Lord Abbett’s analysis.

As of June 30, 2008, the rating agencies provided more detailed descriptions of the attributes by which rating categories are assigned, accessible at the following websites:

Moody’s:

Corporate Long-Term Ratings:

http://www.moodys.com/lt_rating_obligation_def

Structured Finance Long-Term Ratings:

http://www.moodys.com/structured_lt_rating_def

Corporate and Structured Finance Short-Term Ratings:

http://www.moodys.com/st_rating_def

Long-Term and Short-Term Public Financing Ratings:

http://www.moodys.com/muni_rating_def_03_07

Standard & Poor’s:

http://www2.standardandpoors.com/portal/site/sp/en/us/page.article/2,1,3,0,1204834067208.html#ID479

Fitch Ratings:

International and National Long-Term Ratings:
http://www.fitchratings.com/corporate/fitchResources.cfm?detail=1&rd_file=ltr#NLTR

International and National Short-Term Ratings:
http://www.fitchratings.com/corporate/fitchResources.cfm?detail=1&rd_file=str

C-1

LORD ABBETT GLOBAL FUND, INC.

PART C

OTHER INFORMATION

Item 23.	EXHIBITS

(a)	Articles of Incorporation.

(i)

Articles of Incorporation. Articles of Incorporation dated February 19, 1988. Incorporated by reference to Exhibit 99.B1 to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 1995.

(ii)

Articles of Amendment and Articles Supplementary to Articles of Incorporation.  Incorporated by reference to Exhibit 99.B1 to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed on July 11, 1996.

(iii)

Articles Supplementary to Articles of Incorporation, dated July 1997.  Incorporated by reference to Exhibit 99.23-A(iii) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(iv)

Articles of Amendment to Articles of Incorporation, dated March 2, 1999.  Incorporated by reference to Exhibit 99.23(A)(iv) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(v)

Articles Supplementary to Articles of Incorporation, dated March 2, 1999.  Incorporated by reference to Exhibit 99.23(A)(v) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(vi)

Articles of Amendment to Articles of Incorporation, dated April 23, 2002.  Incorporated by reference to Exhibit 99.23(A)(vi) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(vii)

Articles Supplementary to Articles of Incorporation, dated August 11, 2004.  Incorporated by reference to Exhibit 99.23(A)(vii) to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

(viii)

Articles of Amendment to Articles of Incorporation, dated June 21, 2007. Incorporated by reference to Exhibit No. 99(A)(viii) to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2007.

(ix)

Articles Supplementary to Articles of Incorporation, dated July 31, 2007 and effective August 10, 2007.  Incorporated by reference to Exhibit No. 99(A)(ix) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(x)

Articles of Amendment to Articles of Incorporation, dated August 30, 2007 and effective September 28, 2007.  Incorporated by reference to Exhibit No. 99(A)(x) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xi)	Articles of Amendment to Articles of Incorporation, dated June 17, 2008. Filed herein.

(b)

By-Laws.  Amended and Restated By-laws (4/20/2004).  Incorporated by reference to Exhibit 99.23(B) to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

(c)		Instruments Defining Rights of Security Holders. Not applicable.

(d)		Investment Advisory Contracts.

(i)

Management Agreement between Lord Abbett Global Fund, Inc. and Lord, Abbett & Co., dated as of August 29, 1988. Incorporated by reference to Exhibit No. 99(d)(i) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

(ii)

Addendum to Management Agreement for Lord Abbett Developing Local Markets Fund (f/k/a Income Series) dated January 1, 2006. Incorporated by reference to Exhibit No. 99(d)(ii) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

(iii)

Addendum to Management Agreement for Equity Series dated January 1, 2006. Incorporated by reference to Exhibit No. 99(d)(iii) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

	(iv)	Addendum to Management Agreement for Lord Abbett Global Allocation Fund (f/k/a Equity Series) dated July 1, 2008. Filed herein.

(v)

Expense Reimbursement Agreement for Developing Local Markets Fund and Equity Series, effective May 1, 2008. Incorporated by reference to Exhibit No. 99(d)(v) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

	(vi)	Amended and Restated Management Fee Waiver and Expense Reimbursement Agreement for Global Allocation Fund, dated July 1, 2008. Filed herein.

(e)

Underwriting Contracts. Distribution Agreement incorporated by reference to Exhibit 99.23-E to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2002.

(f)

Bonus or Profit Sharing Contracts.  Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds as Amended and Restated as of June 19, 2000.   Incorporated by reference to Exhibit 99.23(F) to Post- Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A filed on April 19, 2001.

(g)		Custodian Agreements.

(i)

Custodian Agreement and updated Exhibit A, including amendments. Incorporated by reference to Exhibit 99(G) to Post- Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2007.

(ii)

Amendment to Custodian Agreement dated December 14, 2007. Incorporated by reference to Exhibit 99.23(G)(II) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

	(iii)	Form of amendment to Custodian Agreement dated June 20, 2008. Filed herein.

(h)		Other Material Contracts.

(i)

Transfer Agency Agreement dated July 1, 2004 including amendments thereto. Incorporated by reference to Exhibit 99(H)(A) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on April 16, 2007.

(ii)

Amendment to the Transfer Agency Agreement dated December 14, 2007. Incorporated by reference to Exhibit No. 99(h)(ii) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

	(iii)	Amendment to the Transfer Agency Agreement dated June 20, 2008. Filed herein.

(iv)

Administrative Services Agreement with Amendments No. 1-10. Incorporated by reference to Exhibit 99(H)(B) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on April 16, 2007.

(v)

Amendment No. 11 to Administrative Services Agreement. Incorporated by reference to Exhibit No. 99(h)(iv) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

	(vi)	Amendment No.12 to Administrative Services Agreement dated June 20, 2008. Filed herein.

(i)		Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr. Filed herein.

(j)		Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)		Omitted Financial Statements. Not applicable.

(l)		Initial Capital Agreements. Not applicable.

(m)		Rule 12b-1 Plans. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated August 10, 2007 with updated schedule dated July 1, 2008. Filed herein.

(n)		Rule 18f-3 Plan. Amended & Restated Plan as of August 10, 2007 pursuant to Rule 18f-3(d) under the Investment Company Act 1940 with updated Schedule A dated July 1, 2008. Filed herein.

(o)		[Reserved].

(p)

Code of Ethics. Code of Ethics dated October 25, 2007. Incorporated by reference to Exhibit No. 99(p) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on April 18, 2008.

Item 24.              Persons Controlled by or Under Common Control with the Fund.

None.

Item 25.              Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant.  The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted.  The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent.  In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.  Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers.  The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.              Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett.  The principal business address of the following persons is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 27.              Principal Underwriters.

(a)                      Lord Abbett Distributor LLC serves as principal underwriter for the Registrant.  Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)                     Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC.  The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address *	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Robert S. Dow	Chief Executive Officer	Chairman and CEO
Lawrence H. Kaplan	General Counsel	Vice President and Secretary
Marion Zapolin	Chief Financial Officer	Not Applicable
James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

* Each Officer has a principal business address of:  90 Hudson Street, Jersey City, New Jersey 07302.

(c)                      Not applicable.

Item 28.              Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 29.              Management Services.

None.

Item 30.              Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of June, 2008.

LORD ABBETT GLOBAL FUND, INC.

BY:	/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow*	Chairman, Chief Executive	June 30, 2008
Robert S. Dow	Officer and Director

/s/ Daria L. Foster*	President and Director	June 30, 2008
Daria L. Foster

/s/ E. Thayer Bigelow*	Director	June 30, 2008
E. Thayer Bigelow

/s/ William H. T. Bush*	Director	June 30, 2008
William H. T. Bush

/s/ Robert B. Calhoun, Jr.*	Director	June 30, 2008
Robert B. Calhoun, Jr.

/s/ Julie A. Hill*	Director	June 30, 2008
Julie A. Hill

/s/ Franklin W. Hobbs*	Director	June 30, 2008
Franklin W. Hobbs

/s/ Thomas J. Neff*	Director	June 30, 2008
Thomas J. Neff

/s/ James L.L. Tullis*	Director	June 30, 2008
James L.L. Tullis

*BY:	/s/ Thomas R. Phillips
Thomas R. Phillips
Attorney-in-Fact

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, John K. Forst and Thomas R. Phillips, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow	Chairman, CEO	February 1, 2008
Robert S. Dow	and Director/Trustee

/s/ Daria L. Foster	President and	February 1, 2008
Daria L. Foster	Director/Trustee

/s/ E. Thayer Bigelow	Director/Trustee	February 1, 2008
E. Thayer Bigelow

/s/ William H. T. Bush	Director/Trustee	February 1, 2008
William H. T. Bush

/s/ Robert B. Calhoun, Jr.	Director/Trustee	February 1, 2008
Robert B. Calhoun, Jr.

/s/ Julie A. Hill	Director/Trustee	February 1, 2008
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	February 1, 2008
Franklin W. Hobbs

/s/ Thomas J. Neff	Director/Trustee	February 1, 2008
Thomas J. Neff

/s/ James L.L. Tullis	Director/Trustee	February 1, 2008
James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.